SCHEDULE 14C INFORMATION

         Information Statement Pursuant to Section 14(c)
              of the Securities Exchange Act of 1934
                        (Amendment No. 1)


Check the appropriate box:
[x]   Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]   Definitive Information Statement


                   The Majestic Companies, Ltd.
         -----------------------------------------------
         (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
      1)  Title of each class of securities to which transaction applies:

      _______________________________________________________________________

      2)  Aggregate number of securities to which transaction applies:


      _______________________________________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


      _______________________________________________________________________
      4)  Proposed maximum aggregate value of transaction:

      _______________________________________________________________________

      5)  Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:____________________________________________
      2)  Form, Schedule, or Registration Statement No.: ____________________
      3)  Filing Party:______________________________________________________
      4)  Date Filed: _______________________________________________________

                   THE MAJESTIC COMPANIES, LTD.

                       ______________, 2002




     On September 4, 2002, the holders of a majority of our outstanding capital stock approved the following actions:

        (1) amend our articles of incorporation to change the name of The Majestic Companies, Ltd., to Freedom Oil & Gas, Inc., to increase the authorized capital of the Company from 13,333,333 shares of common stock and 10,000,000 shares of preferred stock to 150,000,000 shares of common stock and 50,000,000 shares of preferred stock, to eliminate preemptive rights of stockholders, and to make certain general modernizing changes;

        (2) approve the election of J. David Gowdy and Lyle J. Mortensen as directors, each to serve until the next annual meeting of shareholders and until their respective successor is elected and qualified; and

        (3)   approve the 2002 Stock Option and Award Plan of the Company.

      The consenting stockholders, holding 2,074,516 shares of common stock and 10,000,000 shares of Series A Preferred Stock, represented approximately 51.8% of our outstanding voting capital stock on September 4, 2002, have consented to the above actions. Therefore, no special meeting or 2002 annual meeting of stockholders will be held.


 We Are Not Asking for a Proxy and You Are Requested Not to Send Us a Proxy.


      This information statement is being mailed on or about ________, 2002, to all stockholders of record as of September 4, 2002 (the "Record Date"), and is accompanied by a copy of our annual report on Form 10-KSB for the year ended December 31, 2001, which includes our audited financial statements.
Your attention is directed to the enclosed information statement.

                                    The Majestic Companies, Ltd.




                                    J. David Gowdy, President

Salt Lake City, Utah
__________, 2002

                   THE MAJESTIC COMPANIES, LTD.
                 57 WEST SOUTH TEMPLE, SUITE 300
                    SALT LAKE CITY, UTAH 84101

                      INFORMATION STATEMENT

We Are Not Asking for a Proxy and You Are Requested Not to Send Us a Proxy.


     This Information Statement is furnished to the holders of record at the close of business on September 4, 2002 (the "Record Date") of the outstanding capital stock of the Majestic Companies, Ltd. (the "Company") pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, in connection with actions that a majority of the stockholders of the Company have approved, following the acquisition of 10,000,000 shares of Series A Preferred Stock by Freedom Oil & Gas, Inc., a Nevada corporation ("Freedom"), in July 2002. By written consent dated September 4, 2002 holders of a majority of the Company's capital stock approved the following actions:

     (1) the approval of amendments to the articles of incorporation of the Company that would change the name of the Company to Freedom Oil & Gas, Inc., revise the authorized capitalization of the Company, eliminate preemptive rights of stockholders, and make certain general modernizing changes;

     (2) the election of two nominees set forth herein as directors of the Company to serve as directors until the next annual meeting of shareholders and until their successors are elected and qualified; and

     (3) the approval of the Majestic Companies, Ltd. 2002 Stock Option and Award Plan.

     This Information Statement will be sent on or about _________, 2002 to the Company's stockholders of record who did not sign the majority written consent described below.

     As described in this information statement, Freedom Oil & Gas, Inc., which is an affiliate of the Company's CEO and President, J. David Gowdy, owns 10,000,000 shares of the Company's Series A Preferred Stock. That ownership gives Freedom the right to vote with the holders of the Company's common stock and represents 42.9% of the combined voting power of all of the Company's issued and outstanding capital stock. Freedom and the other shareholders who signed the written consent to the above actions owns sufficient shares of capital stock to approve the above-described proposals without the vote of any other stockholder of the Company. Accordingly, the Company is not asking its stockholders for a proxy and stockholders are requested not to send a proxy.


                            BACKGROUND

     The Company was incorporated under the laws of the State of Nevada on December 3, 1992 under the name of Rhodes, Wolters & Associates, Inc. In May 1998, the Company changed its name to SkyTex International, Inc., and in December 1998, merged with The Majestic Companies, Ltd., a Delaware corporation ("Majestic Delaware"). The Company had no material operations during the period prior to this merger. Majestic Delaware had operations and formerly did business as Majestic Motor Car Company, Ltd. and, prior to that, Majestic Minerals, Ltd. Majestic Motor Car Company, Ltd. was a British Columbia, Canada corporation. In March 1998, Majestic Motor Car Company merged with and into Majestic Delaware for the purpose of reincorporating under the laws of the State of Delaware. As a part of the merger of the Company and Majestic Delaware, the Company's corporate name was changed to The Majestic Companies, Ltd.

The Company, through its wholly owned subsidiaries, has conducted the following operations:


     Majestic Safe-T-Products, Ltd. designs and markets transportation related safety equipment for the school bus market. The Safe-T-Products division operates from an administrative and design engineering facility located in Chino, California. The Company has agreed to sell approximately 72% of the issued and outstanding common stock of Majestic Safe-T-Products, Ltd., to entities and individuals, including the Company's former CEO and his spouse, in exchange for the assumption of approximately $170,000 of previously incurred debt and services.

     In March 2002, the Company completed the sale of its wholly owned subsidiary, Majestic Financial, Ltd., to Alexander & Wade, a Nevada corporation of which the former president of the Company is president and a principal shareholder. Majestic Financial, Ltd. is engaged in the business of acquiring and leasing re-locatable modular structures to private and public California school districts as well as commercial end users. This division had reduced its operations considerably after the sale of its modular fleet in 2000.

     In December 2001, the Company completed the sale of its wholly owned modular manufacturing subsidiary, Majestic Modular Buildings, Ltd., to Global Diversified Holdings, Inc. (formerly Global Foods Online, Inc.).


     The Company is the sole shareholder of North American Industrial Vehicles, Inc., a Delaware corporation. This corporation was incorporated on November 17, 1997 and has never been active or provided operations of any kind.

     On June 10, 2002, the Company effected a 30 for 1 reverse split of its authorized and outstanding shares of common stock. The common stock of the Company was reduced from 400,000,000 authorized shares to 13,333,333 authorized shares, and from 399,907,710 issued and outstanding shares to 13,330,257 issued and outstanding shares. The 10,000,000 authorized shares of preferred stock were not affected. All references in this Information Statement to the common stock of the Company have been adjusted to give effect to such reverse split.

     On July 10, 2002, the Company entered into a Stock Exchange Agreement with Freedom Oil & Gas, Inc., a Nevada corporation ("Freedom"), pursuant to which Freedom agreed to issue to the Company 15,000,000 shares of its common stock, par value $0.001 per share, representing 100% of its issued and outstanding capital stock. In exchange, the Company issued to Freedom 10,000,000 shares of its Series A Preferred Stock, par value $0.001 per share, which represents 100% of the issued and outstanding Series A Preferred Stock. The Freedom common stock will be held in trust until the Company's articles of incorporation are amended as described below to permit the conversion of the Series A Preferred Stock held by Freedom into shares of the Company's common stock. Each share of Series A Preferred Stock is convertible into five (5) shares of common stock of the Company. In connection with such exchange of stock, prior management of the Company resigned and J. David Gowdy and Lyle J. Mortensen were elected as directors of the Company, who in turn appointed Mr. Gowdy as President and CEO of the Company and Mr. Mortensen as Secretary of the Company. Holders of a majority of the issued and outstanding capital stock of the Company consented to the election of Messrs. Gowdy and Mortensen as directors.

     Freedom has indicated its intention to convert the shares of Series A Preferred Stock received pursuant to the Stock Exchange Agreement into shares of common stock. This conversion would entitle Freedom to receive 50,000,000 shares of common stock of the Company. However, as a result of the 30 to 1 reverse stock split effected by the Company in June 2002, the Company has only 13,333,333 shares of common stock authorized, 13,330,257 of which are currently issued and outstanding. Accordingly, a majority of the issued and outstanding capital stock of the Company also approved amended and restated articles of incorporation which increased the capitalization of the Company to authorize 150,000,000 shares of common stock and 10,000,000 shares of preferred stock.

     Upon conversion of the Series A Preferred Stock held by Freedom into 50,000,000 shares of common stock, Freedom will hold approximately 79% of the issued and outstanding shares of common stock of the Company.

     Immediately prior to the execution of the Stock Exchange Agreement between the Company and Freedom, Freedom entered into a Farmout Agreement with Hewitt Energy Group, Inc., a Utah corporation, pursuant to which

Freedom will acquire certain leasehold and drilling rights and obligations from Hewitt comprising over 30,000 gross acres in the Central Utah Foreland Thrust Belt. As consideration for this farmout, Freedom will deliver to Hewitt for distribution to its shareholders 30,000,000 shares of common stock of the Company that Freedom will receive upon conversion of the Series A Preferred Stock held by Freedom. The amended and restated articles of incorporation approved by majority written consent of the Company stockholders will also change the name of the Company to Freedom Oil & Gas, Inc., to reflect the new direction of the Company's core business. Freedom will change its name to Liberty Energy, Inc.

     In addition to the 30,000,000 shares of common stock to be transferred to Hewitt from the 50,000,000 shares to be issued to Freedom on conversion of the Series A Preferred Stock, 5,000,000 shares will be issued to J. David Gowdy, the President, CEO and a director of the Company, in connection with his surrender of 1,250,000 shares of common stock of Freedom upon completion of the Stock Exchange Agreement between the Company and Freedom. An additional 2,000,000 shares will be reserved for issuance under the terms of the 2002 Stock Option and Award Plan, describe below, and 13,000,000 shares will be reserved for possible issuance in connection with future acquisitions or private placements to raise funds or to settle litigation or claims against the Company.

     As of the Record Date, the Company had issued and outstanding a total of 13,330,257 shares of common stock and 10,000,000 shares of Series A Preferred Stock. Each holder of common or preferred stock is entitled to one vote in person or by proxy for each share of common or preferred stock in his or her name on the stock transfer books of the Company as of the Record Date on any matter submitted to a vote of the stockholders. However, section 78.315 of the Nevada Revised Statutes provides that any action that may be taken at any stockholders' meeting may be taken by written consent by the requisite number of stockholders required to take such action. On September 4, 2002, Freedom, holding 10,000,0000 shares of Series A Preferred Stock, and other stockholders, holding in the aggregate 2,074,516 shares of common stock, executed a majority written consent to approve the actions described in this Information Statement. Such stockholders represent, in the aggregate, 51.8% of the issued and outstanding shares of capital stock of the Company. Therefore, the Company is not submitting those matters to a vote of the stockholders, is not soliciting proxies, and will not hold a meeting on those matters.

     Following the expiration of at least twenty days following a definitive Information Statement, the Company will file the amended and restated articles of incorporation with the Nevada Secretary of State to change the name of the Company and increase the authorized shares of the Company's capital stock.


           AMENDMENTS TO THE ARTICLES OF INCORPORATION

General

     Holders of a majority of the issued and outstanding shares of capital stock of the Company have approved the adoption of amended and restated articles of incorporation to update the governing charter of the Company (the "Amended Articles"). The following summary of the terms and provisions of the Amended Articles does not purport to be complete and is qualified in its entirety by the provisions of the Amended Articles that are attached to this Information Statement as Exhibit "A." A copy of the current articles of incorporation, as amended, may be obtained by a written request addressed to the Company.

     Some of the changes of the proposed Amended Articles are purely procedural in nature. Some changes, however, will be substantive in nature. Set forth below is a discussion of the effects of the adoption of the Amended Articles that management deems to be material.

     Change in Name

     The Amended Articles change the name of the Company from The Majestic Companies, Ltd. to Freedom Oil & Gas, Inc. to reflect the consummation of the Company's recent acquisition of a subsidiary of the same name and the new direction of the Company's core business. The subsidiary's name will be changed to Liberty Energy, Inc.

     Authorized Capitalization

     Following the 30-to-1 reverse stock split of the Company's common stock completed in June 2002, the articles of incorporation of the Company currently authorize 13,333,333 shares of common stock, $0.001 par value, and 10,000,000 shares of preferred stock, $0.001 par value. Each share of preferred stock is convertible into five shares of common stock. All of the authorized shares of preferred stock are issued and outstanding and held by Freedom, who has indicated its intention to convert such 10,000,000 shares of preferred stock into 50,000,000 shares of common stock. The Company currently does not have sufficient shares of common stock to complete that conversion. The authorized but unissued common and preferred stock may be issued from time to time by the Board of Directors, without further shareholder action. The common stock has full voting rights and the preferred stock may vote with the common stock on the basis of one vote per share of preferred stock held, notwithstanding the 5:1 conversion rate.

     The Company intends to seek additional capital to fully fund its business plan. The Company intends to raise such additional capital by selling debt or equity securities from time to time. These securities may be sold in one or more classes or series and in amounts, at prices, and on terms that the Company will determine at the time of specific offerings. They may include debt instruments, common stock, preferred stock, warrants to purchase debt securities, common stock or preferred stock, and guarantees of the payment of debt securities issued by one or more subsidiaries of the Company. While the Company is not yet at a stage to specifically offer securities, it anticipates that it will seek to raise additional financing in connection with its proposed business activities within the next several months. Without the increase in the authorized capitalization of the Company included in the Amended Articles, the Company would be unable to issue common or preferred stock in connection with a future financing effort.

     The Amended Articles authorize 50,000,000 shares of preferred stock, par value $0.001 per share, and 150,000,000 shares of common stock, par value $0.01 per share. The authorized and unissued preferred and common stock can be issued from time to time by the Board of Directors without further shareholder action.

     The Amended Articles grant the Board of Directors broad authority, without seeking shareholder approval, to designate the preferences, limitations and relative rights of any class of shares or establish different series within a class at the time of issuance. Such broad authorization would enable to the Board of Directors to authorize the issuance of preferred stock with voting, dividend, liquidation, and other rights superior to the rights of other shareholders. The issuance of stock with such superior rights might have the effect of impeding or thwarting an effort to acquire or take over control of the Company that was not endorsed by the Board of Directors. The Company is not currently contemplating the issuance of any shares of preferred stock.

     The Board of Directors may from time to time also issue shares of common stock without seeking shareholder approval. Therefore, the possibility that the Board of Directors might issue a substantial amount of common stock to persons opposed to a change in control of the Company would discourage other persons from acquiring shares of the Company's common stock with a view toward acquiring control.

     Elimination of Preemptive Rights

     The Amended Articles eliminate the provision in the original articles giving the shareholders preemptive rights to acquire shares of stock of the Company. At the time the original articles were filed, the Company was smaller, had fewer shareholders, and the Company's stock was not publicly traded. As a result, the shareholders' ability to purchase shares of common stock on the market or otherwise was limited. As a result, the preemptive rights provision of the articles was considered advantageous because it provided the shareholders an opportunity to maintain their proportionate interests in the voting power and equity ownership of the Company, which they could not readily accomplish through market purchases of common stock.

    Currently the Company's common stock is traded in the over-the-counter securities market and is quoted on the OTC Bulletin Board and in the National Quotation Bureau, Inc. "pink sheets." In addition, the Company now has substantially more shareholders than it did initially. Accordingly, the Board of Directors believes that the shareholders now have an adequate opportunity to maintain or increase their proportionate interests in the voting power and equity ownership of the Company, if they should so choose, through market purchases of common stock.

    The existing preemptive rights provisions of the articles do not, in the judgment of the Board of Directors, continue to serve the best interests of the Company's shareholders. Preemptive rights procedures are administratively burdensome and would involve delay and expense to the Company in effecting any offering of new shares of voting stock, or any rights or options to purchase such stock or debt instruments or other securities convertible into such stock. Therefore, the preemptive rights procedures may limit the Company's ability to pursue expeditiously certain financial opportunities that may become available from time to time. Specifically, it may be in the Company's future best interests to raise additional capital to support the continued growth and expansion of its business. With the elimination of the preemptive rights provision, the Company is in a better position to more effectively issue common stock, other equity securities or convertible debt instruments as the Board of Directors deems advisable in response to changing conditions in the capital and financial markets.

     Although the Company has no present plan to offer common stock in a transaction that would be subject to preemptive rights, either in a public offering or a private placement, the Company expects that additional funding will be required to accomplish its business plan. While the terms of any such possible offering of debt securities cannot at this time be stated or estimated with reasonable specificity, it is possible that they would be subject to preemptive rights if the Amended Articles had not been adopted. As a result of the adoption of the Amended Articles and the elimination of the preemptive rights provision, shareholders will not have any preemptive rights in the event of any offering.

     Shareholders of the Company may have preemptive rights to purchase shares of the Company with respect to offerings of Company securities made prior to the changes effected by the Amended Articles. The Company has not received notice from any shareholder or former shareholder of the Company with respect to the exercise of any such rights. There can be no assurance that one or more shareholders or former shareholders will not seek to exercise preemptive rights with respect to a prior offering.

     General Modernizing Changes

     Since adoption of the Company's current articles of incorporation in 1992, the governing Nevada corporate statute has been revised substantially. As a result of these revisions, provisions that were permitted, required, and/or customary in articles of incorporation when the Company's articles were adopted are no longer permitted, required and/or customary. The continuation of provisions that are inconsistent with or not permitted by law may lead to confusion of a reader unfamiliar with the underlying Nevada statute. Provisions that are no longer required unnecessarily complicate the articles of incorporation. Provisions that are no longer customary merely reflect a change in drafting style and usage, but are not substantive. The Amended Articles incorporate a number of changes to those provisions that are no longer permitted, required, and/or customary, including the following:

     . Article II of the Company's current articles sets forth the Company's registered agent and registered address. Section 78.403 of the Nevada Revised Statutes provides that such information may be eliminated in restated articles. Accordingly, that information was not included in the Amended Articles.

     . Article III of the current articles states that it shall have a perpetual existence. Section 78.060 of the Nevada Revised Statutes provides that corporations have perpetual duration unless otherwise provided. Thus, the provision in the current articles for perpetual existence has been eliminated in the Amended Articles.

     . Article IV of the current articles contains a specific recitation of the purpose of the Company to engage as an agent, managing general agent, and/or broker in all classes of insurance, together with a general authorization to engage in any lawful business. This provision has not been modified since the Company's formation even though the scope of the Company's business has changed. Consistent with contemporary terminology and the Nevada Revised Statutes, the purpose clause of the Amended Articles is modernized to permit the Company to engage in any lawful act or activity for which corporations can be organized under the Nevada Revised Statutes.

     . Article V of the current articles authorizes the Company to exercise all powers necessary to accomplish those purposes and to make gifts, contributions and donations. Corporations are granted the powers set forth in Section 76.060 of the Nevada Revised Statutes even if no mention is made in the articles. Accordingly, the provision in the current articles reciting the powers of the Company has been eliminated in the Amended Articles.

     . Article VI of the current articles contains a statement that each share of common stock of the Company entitles the holder to one vote. This is now provided in Section 78.350 of the Nevada Revised Statutes. Thus, the provision in the current articles has been eliminated.

     . Article VI of the current articles also contains a provision for cumulative voting for the election of directors of the Company and a statement that no assessment will be made on the capital stock of the Company. These provisions have been moved to separate articles in the Amended Articles.

     . Article VII of the current articles provides that the Board of Directors will initially consist of two directors and thereafter as specified in the bylaws of the Company. The Company's bylaws state that the Board will consist of between one and ten directors. A provision was added to the Amended Articles to automatically increase the size of the Board of Directors if a class or series of preferred stock is entitled to elect directors. The provision in Article VII of the current articles naming the initial directors is no longer relevant and has been eliminated.

     . Article VIII of the current articles provides that the articles may be amended, altered or repealed upon approval by a majority of the shareholders. Section 78.390 of the Nevada Revised Statutes sets forth additional requirements for the amendment of articles. Accordingly, the Amended Articles state that the articles may be amended as provided by the laws of the state of Nevada.

     . Article IX of the current articles limits the personal liability of directors and officers for damages for breach of fiduciary duty as a director or officer, except for damages resulting from (a) acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law, or (b) the payment of dividends in violation of the applicable provisions of the Nevada Revised Statutes. Indemnification of officers, directors and others is also provided. These provisions are permitted under the Nevada Revised Statutes and have been restated in the Amended Articles with language modified to be consistent with the current provisions of the Nevada Revised Statutes and to remove references to prior statutes.

     . Articles X of the current articles name the incorporators of the Company, which is now no longer relevant and has been eliminated in the Amended Articles.


                          _____________

     The Amended Articles do not materially affect the other provisions that are provided in the current articles of incorporation of the Company.


                      ELECTION OF DIRECTORS

General

     The Company's Bylaws provide that the Board of Directors shall consist of between 1 and 10 directors, each elected to serve until the next annual meeting of shareholders or until their successor is elected and qualified. The officers of the Company are elected by the Board of Directors to hold office until their respective successors are elected and qualified. The information concerning the newly elected directors and their security holdings has been furnished by them to the Company. Biographical information and business experience of each person nominated are discussed below. (See "Principal Stockholders.")

Executive Officers, Directors and Nominees

     Messrs. Francis A. Zubrowski and Paul A. Hewitt resigned as directors and officers of the Company on July 12, 2002 in connection with the change in control of the Company effected by the issuance of the Series A Preferred Stock to Freedom. Effective immediately prior to their resignation, Messrs. J. David Gowdy and Lyle J. Mortensen were appointed to fill the vacancies created by those resignations. Holders of a majority of the issued and outstanding shares of capital stock of the Company ratified and confirmed such appointment. The following sets forth the name, age, term of directorship, and principal business experience of each executive officer and director of the Company.

     J. David Gowdy, age 47. President, CEO and Chairman of the Board of Directors of the Company. Mr. Gowdy has been involved in various capacities with the petroleum industry since 1982, with experience in finance, acquisition, contracts/legal matters, and development of energy projects. He served as the President of Mountain Home Petroleum, Inc., a privately owned oil & gas exploration company, from 1995 to 2002. At Mountain Home he managed geological data acquisition and leasing efforts, and assisted in farm-out negotiations that resulted in the company obtaining an assignment of significant drilling and AMI rights in the Liberty and Freedom Trend in Juab and Sanpete Counties, Utah. He has previously served as a consultant and legal counsel to Hewitt Energy Group, Inc., a Texas corporation, from 1989 to 2001. From 1986 to 1988, he served as Senior Vice President and General Counsel of New Century Petroleum, Inc., an oil & gas syndication, development and production company in California and Texas. Mr. Gowdy was a co-founder and former director of (1) Neptune.com, Inc., Kirkland, Washington, an innovator of "Media Share" whose partners include Verizon and Microsoft; (2) Majestic Entertainment, Inc., Salt Lake City, Utah, a motion picture production company; and (3) Bridgeport Capital, Inc., Dallas, Texas, a real estate syndication company. Mr. Gowdy received his B.A. degree in 1979 from Kansas State University, graduating Phi Beta Kappa and received his Juris Doctorate degree in 1982 from the J. Reuben Clark Law School at Brigham Young University, graduating Cum Laude.

     Lyle J. Mortensen, age 63. Secretary and a director of the Company. Mr. Mortensen is a certified public accountant in California and Texas. Since 1978, Mr. Mortensen has owned and operated Lyle J. Mortensen CPA, a consulting and accounting firm located in Grapevine, Texas. Prior to opening his private practice, Mr. Mortensen worked for Touche Ross & Company in their Los Angeles, Phoenix, and Salt Lake City offices, serving as director of tax operations in the Salt Lake City office from 1975 until 1978. Mr. Mortensen has extensive accounting and consulting experience, including serving as the chief financial officer of an international investment banking firm and several small companies. Mr. Mortensen earned a Bachelor of Business Administration degree in 1965 from Arizona State University.


Board of Directors' Meetings and Committees

Board of Directors

     The Board of Directors had monthly meetings during 2001 and eight meetings to date in 2002. The directors also discussed the business and affairs of the Company informally on numerous occasions throughout the year and took several actions through unanimous written consents in lieu of meetings.

     The Board of Directors does not have standing audit, nominating or compensation committees, or committees performing similar functions.

Certain Relationships and Related Transactions

     Unless otherwise indicated, the terms of the following transactions between related parties were not determined as a result of arm's-length negotiations.

     In May 2002, the Company sold 87.5% of the issued and outstanding stock of its subsidiary, Majestic Financial, Ltd., to Alexander & Wade, Inc. Mr. Francis Zubrowski, in addition to serving as president and as a director of the Company, is president and a principal shareholder of Alexander & Wade, Inc. The consideration paid for the stock purchased was $10,000 cash and the assumption by the buyer of a debt owed to Mr. Zubrowski in the amount of $110,490.

     In July 2002, the Company issued to Freedom 10,000,000 shares of Series A Preferred Stock in connection with the Stock Exchange Agreement. Freedom is owned 100% by J. David Gowdy, who currently serves as the president, CEO and a director of the Company. In connection with such transaction, Freedom issued 15,000,000 shares of its common stock to be held in trust until the Company's articles of incorporation are amended as described above to permit the conversion of the Series A Preferred Stock into shares of common stock. At that time, Mr. Gowdy will forfeit the shares of common stock he holds in Freedom and Freedom will distribute to Mr. Gowdy 5,000,000 shares of common stock of the Company issuable to Freedom on conversion of the Series A Preferred Stock. At the time of the transaction between the Company and Freedom, Mr. Gowdy was not an officer, director or shareholder of the Company.

     The Company has agreed to sell approximately 72% of the issued and outstanding common stock of Majestic Safe-T-Products, Ltd., to entities and individuals, including the Company's former CEO and his spouse, in exchange for the assumption of approximately $170,000 or previously incurred debt and services.

Principal Stockholders

     The following table sets forth, as of September 9, 2002, the name and shareholdings of each person who owns of record, or was known by the Company to own beneficially, 5% or more of the common stock currently outstanding; the name and shareholdings of each director; and the shareholdings of all executive officers and directors as a group. Unless otherwise indicated, all shares consist of common stock, and all such shares are owned beneficially and of record by the named person or group. Options include only those exercisable within 60 days of the table date:







                                       Principal Stockholders, Officers and Directors
                             -----------------------------------------------------------------
                                      Nature of Ownership           Percentage of Ownership(1)
                             ------------------------------------- ---------------------------
                             Common       Preferred                Common   Preferred
Beneficial Owner             Stock        Stock(2)    Total(3)     Stock    Stock(2)  TOTAL
---------------------------  ----------- ------------ ------------ -------- --------- --------
Freedom Oil & Gas, Inc.(4)
57 W. South Temple
Salt Lake City, UT 84101...                10,000,000   10,000,000            100.0%    79.0%

Paradise Energy, LLC
1494 S. 2900 E.
Spanish Fork, UT 84560.....    1,000,000                 1,000,000     7.5%              4.3%

J. David Gowdy(4)(5).......            -   10,000,000   10,000,000       -    100.0%    79.0%

Lyle J. Mortensen..........            -            -            -       -        -        -

All executive officers and
  Directors as a group       ----------- ------------ ------------ -------- ---------- -------
 (two persons)                         -   10,000,000   10,000,000       -    100.0%    79.0%
                             =========== ============ ============ ========= ======== =========


(1) Calculations of total percentages of ownership outstanding for each individual assume the exercise of currently vested options and conversion of convertible securities held by that individual to which the percentage relates. Percentages calculated for totals of all executive officers and directors as a group assume the exercise of all vested options and conversion of convertible securities held by the indicated group.
(2) The preferred stock give the holders the right to acquire five shares of common stock for each share of preferred stock surrendered.
(3) Except as otherwise noted, shares are owned beneficially and of record, and such record stockholder has sole voting, investment and dispositive power.
(4) Freedom Oil & Gas, Inc., is owned 100% by J. David Gowdy, the CEO, President and a director of the Company. Upon filing of the Amended and Restated Articles of Incorporation of the Company described above and conversion of the Series A Preferred Stock held by Freedom into shares of common stock of the Company, 15,000,000 shares of common stock of Freedom held in trust will be released to the Company, Mr. Gowdy will surrender the shares of common stock of Freedom he holds, and Freedom will become a wholly owned subsidiary of the Company.

(5) Includes shares held by Freedom Oil & Gas, Inc. Upon conversion of the Series A Preferred Stock by Freedom, Freedom will transfer 5,000,000 shares of common stock to Mr. Gowdy in exchange for the surrender of Mr. Gowdy of 1,250,000 shares of common stock of Freedom in connection with the Stock Exchange Agreement between the Company and Freedom.

     On July 10, 2002, the Company issued to Freedom 10,000,000 shares of its Series A Preferred Stock in exchange for the issuance by Freedom of shares representing all of the issued and outstanding common stock of Freedom. The Freedom common stock will be held in trust pending the amendment to the Company's articles of incorporation described above permitting the conversion of the Series A Preferred Stock into shares of the Company's common stock. Each share of Series A Preferred Stock is convertible into five shares of common stock of the Company. Until conversion, each share of Series A Preferred Stock is entitled to vote with the common stock on the basis of one vote for each share of Series A Preferred Stock held. As a result, Freedom is entitled to vote 42.9% of the issued and outstanding capital stock of the Company and, upon conversion, will be entitled to vote 79.0% of the issued and outstanding common stock of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file.

     The Company has not received any Forms 3, 4 or 5 or amendments thereto during or respecting its last fiscal year ended December 31, 2001, or for any period prior thereto. Accordingly, each person who, at any time during the most recent fiscal year, was a director, officer, beneficial owner of more than 10% of any class of equity securities of the Company, or any other person known to be subject to Section 16 of the Exchange Act, including Francis A. Zubrowski, Steven D. Rosenthal, Connie White-Castellanos, and Paul S. Hewitt, failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act.

Executive Compensation

Summary Compensation

     The following table sets forth, for the last three fiscal years of the Company, the annual and long-term compensation earned by, awarded to, or paid to the person who was Chief Executive Officer of the Company. No other executive officer of the Company received total annual salary and bonuses in excess of $100,000 for all services rendered in all capacities to the Company and its subsidiaries during the last fiscal year:

                        Annual Compensation        Long Term Compensation
                        ---------------------    ---------------------------
                                                         Awards     Payouts
                                                 ------------------ --------
(a)          (b)       (c)     (d)   (e)        (f)       (g)       (h)      (i)
                                                          Secur-
                                                          ities
                                      Other     Re-       Under-    LTIP     All
Name and     Year                     Annual    stricted  lying     Pay-     Other
Principal    Ended     Salary  Bonus  Compen-   Stock     Options/  outs     Compen-
Position     Dec.31    ($)     ($)    sation($) Awards($) SAR's(#)  ($)      sation($)
------------ -------- -------- ------ --------- --------- --------- -------  ---------

Francis A.
Zubrowski      2001   $      - $   -  $      -         -         -        -  $      -
President      2000          -     -   990,000(1)      -  1,500,000       -         -
(CEO)          1999    180,000               -         -    250,000       -         -


(1)     Consists of the issuance of 9,000,000 shares of common stock of the Company, valued at $0.11 per share, in exchange for the cancellation of the employment agreement between Mr. Zubrowski and the Company.



Aggregate Option/SAR Exercises in Last Fiscal Year and Year-End Option/SAR
Values

     The following table sets forth information respecting the exercise of options and SARs during the last completed fiscal year by the Chief Executive Officer and the fiscal year-end values of unexercised options and SARs:



(a)              (b)          (c)          (d)                          (e)
                                           Number of Securities         Value of
                                           Underlying Unexercised       Unexercised
                 Shares                    Options/SAR's at Fiscal      In-The-Money Options/SAR's
                 Acquired on  Value           Year End (#)              at Fiscal Year End ($)
    Name         Exercise(#)  Realized($)  Exercisable/Unexercisable(1) Exercisable/Unexercisable(2)
---------------- ------------ ------------ ---------------------------- -----------------------------
Francis A.
Zubrowski                   -           -   1,750,000 /  -              $600,000 / $  -


(1)     Includes stock options only.
(2)     Based on the closing sales price for the common stock of $0.60 on December 31, 2001.



Directors' Compensation

     The Company does not pay any compensation to its directors or reimbursement for costs incurred by them in attending meetings of the Board of Directors and its committees. The Company does not pay any separate compensation to employees who serve on the Board of Directors.

     Francis A. Zubrowski and Paul S. Hewitt resigned as directors of the Company on July 12, 2002.

Employment Agreements, Termination of Employment, and Change in Control

     The Company has no employment agreements with any of its executive officers or employees.

Options and Warrants Granted to Officers, Directors, Employees and Consultants

     As of December 31, 2001, the Company had outstanding options and warrants to purchase an aggregate of 68,333 shares that had been granted to officers, directors, employees and consultants of the Company. All of such options have subsequently been exercised or cancelled. The Company currently has no outstanding options granted to officers, directors or employees. In August and September 2002, the Company granted options to purchase an aggregate of 750,000 shares of common stock at prices ranging from $0.05 to $0.10 per share to persons who have provided consulting services to the Company. The grants of options to consultants were the result of arm's-length negotiations.


           APPROVAL OF 2002 STOCK OPTION AND AWARD PLAN

General

     On September 4, 2002, holders of a majority of the issued and outstanding shares of capital stock of the Company approved the terms of the 2002 Stock Option and Award Plan (the "2002 Plan"). In order for certain 2002 Plan provisions relating to incentive stock options to be effective, it must be approved by the stockholders of the Company.

Plan Summary

     The Company believes that it is important that senior management as well as other employees and individuals who contribute to the success of the Company have a stake in the enterprise as stockholders. Consistent with this belief, the award of stock options has been and will continue to be an important element of their compensation program. The Board of Directors and the stockholders previously approved and adopted the 2001

Employee Stock Incentive Plan, the 2001 Non-Employee Directors and Consultants Retainer Stock Plan, the Employee Stock Incentive Plan for the Year 2002, the Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2002, the Employee Stock Incentive Plan No. 2 for the Year 2002, and the Non-Employee Directors and Consultants Retainer Stock Plan No. 2 for the Year 2002. As of July 31, 2002, no options to purchase shares were outstanding under such plans, leaving 6,266,667 shares available for issue under such plans. Because the prior plans were adopted by and options under those plans were issued to prior management and employees, the Board of Directors has resolved to grant no further options under those plans. However, as the award of stock options is an important element of the Company's compensation program, the Board of Directors believes that another plan should be adopted.

     The 2002 Plan is intended to (a) attract competent directors, executive personnel and other employees, (b) ensure the retention of the services of existing directors, executive personnel and employees, and (c) provide incentives to all of such personnel to devote the utmost effort and skill to the advancement and betterment of the Company by permitting them to participate in ownership and thereby permitting them to share in increases in the value that they help produce.

     The 2002 Plan is to be administered either by the Board of Directors or by the appropriate committee to be appointed from time to time by such Board of Directors. Awards granted under the 2002 Plan may be incentive stock options ("ISOs") as defined in the Internal Revenue Code, appreciation rights, options that do not qualify as ISOs, or stock bonus awards that are awarded to employees, officers and directors, who, in the opinion of the Board or the committee, have contributed or are expected to contribute materially to the success of the Company. In addition, at the discretion of the Board of Directors or the committee, options or bonus stock may be granted to individuals who are not employees, officers or directors but contribute to the success of the Company.

     The exercise price of options granted under the 2002 Plan is to be determined by the Board of Directors or the committee at the time of grant and, in the case of ISOs, may not be less than 100% of the fair market value of such capital stock on the date the option is granted (110% of the fair market value in the case of 10% stockholders). Options granted under the 2002 Plan must expire not later than 10 years after the date of grant (five years in the case of ISOs granted to 10% stockholders). The option price may be paid by cash or, at the discretion of the Company's Board of Directors or committee, by delivery of shares of common stock of the Company already owned by the optionee (valued at their fair market value at the date of exercise), a fully secured promissory note, or a combination thereof.

     All of the employees, officers and directors of the Company are eligible to participate under the 2002 Plan. A maximum of 2,000,000 shares are available for grant under the 2002 Plan. The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards are determined by the Board of Directors or the committee, in its sole discretion; provided, however, that in no event may the aggregate fair market value of shares for which an ISO is first exercisable in any calendar year by any eligible employee exceed $100,000.

     The aggregate number of shares with respect to which options or stock awards may be granted under the 2002 Plan, the number of shares covered by each outstanding option, and the purchase price per share shall be adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, reorganization, merger, consolidation, exchange of shares, stock dividend, stock split, reverse stock split, or other subdivision or consolidation of shares. In the case of an ISO, the ratio of the option price immediately after the change to the fair market value of the stock subject to the option immediately after the corporation transaction must not be more favorable to the optionee on a share-by-share basis than the ratio of the old option price to the fair market value of the stock subject to the option immediately before such transaction. All such adjustments shall be made by the Board of Directors or the committee, whose good faith determination shall be binding absent manifest error.

     The Board of Directors or the committee may, from time to time alter, amend, suspend or discontinue the 2002 Plan with respect to any shares as to which options or stock awards have not been granted. However, no such alteration or amendment (unless approved by the stockholders) shall (a) increase (except adjustment for an event of dilution) the maximum number of shares for which options or stock awards may be granted under the 2002 Plan either in the aggregate or to any eligible employee; (b) reduce (except adjustment for an event of dilution) the minimum option prices that may be established under the 2002 Plan; (c) extend the period or periods during which options may be granted or exercised; (d) materially modify the requirements as to eligibility for participation in the 2002 Plan; (e) change the provisions relating to events of dilution; or (f) materially increase the benefits accruing to the eligible participants under the 2002 Plan.

Certain Tax Matters

     A participant to whom a nonqualified option is granted will not realize income at the time of the grant. Upon exercise of the option, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taxable to the optionee as ordinary income. The tax basis to the optionee for the stock acquired is the exercise price plus the amount recognized as income. The Company will be entitled to a deduction equal to the amount of the ordinary income realized by the optionee in the taxable year, which includes the end of the optionee's taxable year in which the optionee realizes the ordinary income. When shares acquired pursuant to the exercise of the option are disposed of, the holder will realize additional capital gain or loss equal to the difference between the sales proceeds and the optionee's tax basis in the stock.

     If a participant to whom an option is granted exercises such option by payment of the exercise price in whole or in part with previously owned shares, the optionee will not realize income with respect to the number of shares received on exercise that equals the number of shares delivered by the optionee. The optionee's basis for the delivered shares will carry over to the option shares received. With regard to the number of nonqualified option shares received that exceed the number of shares delivered, the optionee will realize ordinary income at the time of exercise; the optionee's tax basis in these additional option shares will equal the amount of ordinary income realized plus the amount of any cash paid.

     Recipients of ISOs will not be required to recognize income at the time of the grant of the options or at the time of exercise of the options as long as the stock received on exercise is held for at least two years from the date of the grant of the ISO or one year from the date of exercise (although the difference between the fair market value of the stock and the exercise price paid at the time of exercise must be taken into account for alternative minimum tax purposes). If the stock received upon exercise of an ISO is disposed of prior to the expiration of either of such periods, the optionee will be required to recognize as ordinary income the amount by which the fair market value of the stock received at the time of exercise exceeds the exercise price of the ISO.

     Under the 2002 Plan, stock appreciation rights ("SARs") can be granted at the time an option is granted with respect to all or a portion of the shares subject to the related option. SARs can only be exercised to the extent the related option is exercisable and cannot be exercised for the six-month period following the date of grant, except in the event of death or disability of the optionee. The exercise of any portion of either the related option or the tandem SARs will cause a corresponding reduction in the number of shares remaining subject to the option or the tandem SARs, thus maintaining a balance between outstanding options and SARs. SARs permit the holder to receive an amount (in cash, shares or a combination of cash and shares, as determined by the Board of Directors at the time of grant) equal to the number of SARs exercised multiplied by the excess of the fair market value of the shares on the exercise date over the exercise price of the related options.

     Under the terms of the 2002 Plan, the Board of Directors or the committee may also grant stock awards that may, at the discretion of such Board of Directors or committee, be subject to forfeiture under certain conditions. Recipients of stock awards will realize ordinary income at the time of the lapse of any forfeiture provisions equal to the fair market value of the shares less any amount paid in connection with the issuance (the Board of Directors or the committee can require the payment of par value at the time of the grant). The Company will realize a corresponding compensation deduction. The holder will have a basis in the shares acquired equal to any amount paid on exercise plus the amount of any ordinary income recognized by the holder. On sale of the shares, the holder will have a capital gain or loss equal to the sale proceeds minus his or her basis in the shares.



                 DISCLOSURE WITH RESPECT TO THE
               COMPANY'S EQUITY COMPENSATION PLANS





                                                                       Number of Securities
                                                                      Remaining Available for
                    Number of Securities To    Weighted-Average       Future Issuance under
                    Be Issued upon Exercise    Exercise Price of       Equity Compensation
                     of Outstanding Options,  Outstanding Options,   Plans (excluding securities
                       Warrants and Rights    Warrants and Rights      reflected in column (a))
Plan Category                (a)                     (b)                         (c)
                    ------------------------ ----------------------- -------------------------
Equity compensation
plans approved by
security holders....               750,000             $ 0.06                1,250,000

Equity compensation
plans not approved
by security holders...                   -             $ -                          -

   Total                           750,000             $ 0.06                1,250,000



     Since inception, the Company has issued options pursuant to stock option and award plans that have been adopted by the Board of Directors and approved by the stockholders. Currently, the Company has outstanding options to purchase an aggregate of 750,000 shares under plans that have been approved by the stockholders. In addition, from time to time, the Board of Directors has authorized the issuance of options, warrants and convertible securities under arrangements that have not been submitted to the stockholders for approval. This includes compensatory options granted to employees, consultants, officers, directors and others, as well as the right to convert to common stock the outstanding principal balance of debentures and promissory notes. There are currently no outstanding options, warrants and convertible securities not submitted to the stockholders for approval.

     In addition to the specific provisions noted below, all such outstanding options, warrants and convertible securities provide for antidilution adjustments to the number of shares issuable and the exercise or conversion price in the event of any stock split, stock dividend or recapitalization of the common stock of the Company; restrict transfer; require the Company to reserve for issuance that number of shares issuable on exercise or conversion; require notice to the holder prior to certain extraordinary corporate events; require payment of the exercise price of options and warrants in cash plus such other type of consideration as specifically noted; are fully vested and exercisable unless otherwise indicated; and contain other similar miscellaneous items.

                       FINANCIAL STATEMENTS

     The Company's financial statements, including the accountant's report, are attached to this Information Statement as Exhibit "B."

               MANAGEMENT'S DISCUSSION AND ANALYSIS
         OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following discussion should be read in conjunction with the Company's Financial Statements and Schedules, included as Exhibit "B" to this Information Statement.

Description of the Company

     Since its inception in Nevada in 1992, under the name Rhodes, Wolters & Associates, Inc., the Company has undergone a succession of developmental changes. Prior to the most recent change in its operations in July 2002, the Company carried out it focus by two of its wholly owned subsidiaries. The marketing of a school bus safety restraint device known as the SAFE- T-BAR(tm) and the bus vehicle guard, SAFE-T-GAR(tm), was conducted through the Company's subsidiary, Majestic Safe-T-Products, Ltd. The second subsidiary, Majestic Financial, Ltd., had limited operations.

     The SAFE-T-BAR(tm) school bus safety restraint was designed to fulfill a critical need in the area of school bus safety. Majestic Safe-T-Products, Ltd.'s development of a safety restraint device similar to lap bars found on roller coaster rides was designed to provide an effective passive restraint system for school buses. The Company has agreed to sell approximately 72% of the issued and outstanding common stock of Majestic Safe-T-Products, Ltd.

     Majestic Financial, Ltd. began operations in December of 1998 with its primary mission to supply modular classrooms for lease to school districts. This was accomplished by directly providing modular classrooms for lease or through the acquisition of existing leased fleets from small to medium size entities. In 2000 Majestic Financial, Ltd., sold its lease fleet and thereby substantially reduced its operations. In March 2002, the Company completed the sale of Majestic Financial, Ltd.

     In December 2001, the Company completed the sale of its wholly owned modular manufacturing subsidiary, Majestic Modular Buildings, Ltd.

     The Company changed its business plan and on July 10, 2002 entered into a Stock Purchase Agreement that enabled it to acquire Freedom Oil & Gas, Inc., a Nevada corporation ("Freedom"), which is engaged in the oil and gas exploration and development business. Under the terms of the Stock Exchange Agreement, the Company agreed to issue and exchange 10,000,000 shares of its Series A Preferred Stock, par value $.001 per share, for 15,000,000 shares of common stock, par value $.001, of Freedom representing 100% of Freedom's outstanding capital stock. The Freedom common stock will be held in trust pending the amendment to the Company's articles of incorporation permitting the conversion of the Series A Preferred Stock into shares of common stock.

Results Of Operations

Three Months Ended June 30, 2002 and 2001

     (1) Net Sales. There were no net sales for the three month period ending June 30, 2002 and June 30, 2001.

     (2) Cost of Sales. There were no cost of sales for the three month period ending June 30, 2002 and June 30, 2001.

     (3) Research and Development. There was no research and development costs for the three months period ending June 30, 2002 and June 30, 2001.

     (4) Selling and Marketing. Selling and marketing expenses decreased from $62,191 for the three month period ending June 30, 2001, to $2,985 for the same period ended 2002.

     (5) General and Administrative. General and administrative expenses increased from $332,411 for the three month period ending June 30, 2001 to $459,951 for the same period in 2002.

     (6) Other Expenses. Other expenses for depreciation increased to $1,106 for the period ending June 30, 2002, from $983 for the same period ending in 2001. Interest expenses decreased from $44,156 in 2001 to $1,173 for the same period ending June 30, 2002.

Six Months Ended June 30, 2002 and 2001

     (1) Net Sales. There were no net sales for the six-month period ending June 30, 2002 and 2001.

     (2) Cost of Sales. There was no cost of sales for the six months period ended June 30, 2002 and 2001.

     (3) Research and Development. There were no research and development costs for the six-month period ending June 30, 2002 and 2001.

     (4) Selling and Marketing. Selling and marketing expenses decreased from $88,046 for the six month period ending June 30, 2001, to, $13,200 for the same period ended 2002.

     (5) General and Administrative. General and administrative expenses increased from $726,321 for the six month period ending June 30, 2001 to $1,042,444 for the same period in 2002. General and administrative expenses consisted largely of corporate compensation, consulting and legal fees and expenses associated with divestitures.

     (6) Other Expenses. Other expenses for depreciation increased to $2,211 for the six months period ending June 30, 2002, from $1,966 for the same period ending in 2001. Interest expenses decreased from $82,952 in 2001 to $4,225 for the same six months period ending June 30, 2002.

Years Ended December 31, 2001 and 2000

     (a) Net Sales. As a result of the disposition of the Company's modular building business operating segment in December 2001, all 2001 and 2000 revenues and other operating activities related to this segment, have been classified as discontinued operations. The Company's leasing and transportation business segments did not recognize any revenues from operations during the years ended December 31, 2001 and 2000.

     (b) Cost of Sales. As a result of the disposition of the Company's modular building business operating segment in December 2001, all 2001 and 2000 costs and other operating activities related to this segment, have been classified as discontinued operations. The Company's leasing and transportation business segments did not recognize any costs of sales during the years ended December 31, 2001 and 2000.

     (c) Research and Development. Research and development expenses in 2001 totaled $79,171 as compared to $36,245 incurred during the year ended December 31, 2000. Research and development expenses increased primarily as a result of additional personnel and related costs. The Company's transportation division was the only division with research and development expenses associated with the continual development of the SAFE-T-BAR(tm) and SAFE-T-GARD(tm).

     (d) Selling and Marketing. Selling and marketing expenses incurred during the year ended December 31, 2001 were $287,230 compared to selling and marketing expenses in 2000 of $46,796. The increase was a result of corporate selling and marketing expenses with an emphasis being placed in expanding the marketing of the Company's transportation products in 2001.

     (e) General and Administrative. The Company's general and administrative expenses totaled $1,132,069 in 2001, compared to $3,929,671 in 2000. A substantial portion of general and administrative expenses, thirty-six percent or $410,255, was paid in shares of the Company's common stock for management, legal, and public relations and investment advice. Salary expenses made up another twenty-four percent, $276,471, of total general expenses. The remaining balance of general expenses, $445,343 consisted of costs of insurance coverage, legal and professional fees, licensing fees in connection to the SAFE-T-BAR(tm) and SAFE-T-GARD(tm), and other general corporate overhead expenses.

Liquidity And Capital Resources

     As of June 30, 2002, the Company had a working capital deficit of $585,007 compared to a deficit of $357,543 at June 30, 2001, a decrease in working capital of $227,464. This is largely a result of a decrease in other receivables and an increase in accounts payable. As a result of the Company's operating losses for the six month period ended June 30, 2002, the Company generated cash flow deficits of $259,457 from operating activities. The Company largely met its cash requirements during the period by issuing shares to consultants and compensating staff through an authorized Employee Stock Option Plan (ESOP). Funds generated from the exercise of options through this plan provided $253,295, which was utilized for working capital. While the Company has raised capital to meet its working capital and financing needs in the past, additional financing is required in order to meet the Company's current and projected cash flow deficits from operations. As previously mentioned, the Company has obtained financing in the form of equity in order to provide the necessary working capital. The Company currently has no other commitments for financing. There are no assurances the Company will be successful in raising the funds required. The Company has issued shares of its common stock from time to time in the past to satisfy certain obligations, and expects in the future to also acquire certain services, satisfy indebtedness and/or make acquisitions utilizing authorized shares of the capital stock of the Company. During the six month period ended June 30, 2002, the Company issued 1,109,962 shares of common stock for services rendered and its authorized Employee Stock Option Plan (ESOP).

     As of December 31, 2001, the Company had a working capital deficit of $722,177 compared to a deficit of $1,449,523 at December 31, 2000, an increase in working capital of $727,346. The increase in working capital arises primarily from the disposition of the Company's modular manufacturing business segment in December 2001. As a result of the Company's operating losses during the year 2001, the Company generated cash flow deficits of $1,446,547 from operating activities.

     The Company met its cash requirements during the year 2001 by drawing on a debenture line of credit of $2,000,000 and issuing a $520,000 four-percent convertible debenture. The convertible debenture holder received an interest rate of four-percent annually on the outstanding debenture face amount with the debenture due in 2005. The Company netted $406,124 in proceeds after $25,000 in legal fees and $52,000 in placement fees . The funds were used for general working capital purposes. The Company activated a $2,000,000 equity line of credit, a second part of this funding, that is also to be backed by four-percent convertible debentures. The line of credit is structured whereby the Company can request advances from the investor in exchange for four-percent convertible debentures that are convertible into the Company's common stock. The exchange rate for this conversion will be equal to eighty-percent of the average closing bid price for any four of the five trading days immediately preceding the date of conversion. During 2001, the Company repaid approximately $1,929,399 in previously borrowed funds through the issuance of 102,160,340 shares of the Company's common stock.

     While the Company has raised capital to meet its working capital and financing needs in the past, additional financing is required in order to meet the Company's current and projected cash flow deficits from operations. As previously mentioned, the Company has obtained financing in the form of equity in order to provide the necessary working capital. The Company currently has no other commitments for financing. There are no assurances the Company will be successful in raising the funds required.

     The Company has issued shares of its common stock from time to time in the past to satisfy certain obligations, and expects in the future to also acquire certain services, satisfy indebtedness and/or make acquisitions utilizing authorized shares of the capital stock of the Company. During the year ended December 31, 2001, the Company issued 4,450,000 shares of common stock to satisfy $163,091 of previously incurred debt and 19,385,625 shares of common stock for services rendered.

     The Company's independent certified public accountants have stated in their report included in the Company's December 31, 2001 Form 10-KSB, that the Company has incurred operating losses in the last two years, and that the Company is dependent upon management's ability to develop profitable operations. These factors among others may raise substantial doubt about the Company's ability to continue as a going concern.

Forward Looking Statements

     The foregoing Management's Discussion and Analysis of Financial Condition and Results of Operations contains "forward looking statements" within the meaning of Rule 175 under the Securities Act of 1933, as amended, and Rule 3b-6 under the Securities Act of 1934, as amended, including statements regarding, among other items, the Company's business strategies, continued growth in the Company's markets, projections, and anticipated trends in the Company's business and the industry in which it operates. The words "believe," "expect," "anticipate," "intends," "forecast," "project," and similar expressions identify forward-looking statements. These forward-looking statements are based largely on the Company's expectations and are subject to a number of risks and uncertainties, including but not limited to, those risks associated with economic conditions generally and the economy in those areas where the Company has or expects to have assets and operations; competitive and other factors affecting the Company's operations, markets, products and services; those risks associated with the Company's ability to maintain the exclusive right and license to use the patent/patent-pending owned by Adrian Corbett; those risks associated with the Company's ability to successfully negotiate with certain customers, risks relating to estimated contract costs, estimated losses on uncompleted contracts and estimates regarding the percentage of completion of contracts, risks related to the outcome of Cal-American's Chapter 11 bankruptcy; associated costs arising out of the Company's activities and the matters discussed in this report; risks relating to changes in interest rates and in the availability, cost and terms of financing; risks related to the performance of financial markets; risks related to changes in domestic laws, regulations and taxes; risks related to changes in business strategy or development plans; risks associated with future profitability; and other factors discussed elsewhere in this report and in documents filed by the Company with the Securities and Exchange Commission. Many of these factors are beyond the Company's control. Actual results could differ materially from these forward-looking statements. In light of these risks and uncertainties, there can be no assurance that the forward-looking information contained in this Form 10-KSB will, in fact, occur. The Company does not undertake any obligation to revise these forward-looking statements to reflect future events or circumstances and other factors discussed elsewhere in this report and the documents filed or to be filed by the Company with the Securities and Exchange Commission.

                     MARKET FOR COMMON EQUITY
                 AND RELATED STOCKHOLDER MATTERS

Market Information

     The Company's Common Stock has been traded in the over-the- counter market and quotations are published on the OTC Bulletin Board under the symbol "MJXX.OB", and in the National Quotation Bureau, Inc. "pink sheets" under Majestic Companies, Ltd.

     The following table sets forth the range of high and low bid prices of the Common Stock for each fiscal quarterly period. Prices reported represent prices between dealers, do not include retail markups, markdowns or commissions and do not represent actual transactions.

     Per Share Common Stock Bid Prices by Quarter For the Six Months Ended on June 30, 2002

                                                    High     Low

Quarter Ended June 30, 2002                         0.25     0.01
Quarter Ended March 31, 2001                        0.56     0.21

Per Share Common Stock Bid Prices by Quarter For the Fiscal Year Ended on December 31, 2001

                                                    High      Low

Quarter Ended December 31, 2001 .                   0.04      0.02
Quarter Ended September 30, 2001                    0.06      0.02
Quarter Ended June 30, 2001                         0.08      0.01
Quarter Ended March 31, 2001                        0.03      0.02

Per Share Common Stock Bid Prices by Quarter For the Fiscal Year Ending on December 31, 2000

                                                     High      Low

Quarter Ended December 31, 2000                      0.08      0.00
Quarter Ended September 30, 2000                     0.20      0.09
Quarter Ended June 30, 2000                          0.28      0.11
Quarter Ended March 31, 2000                         0.45      0.20

     The ability of individual stockholders to trade their shares in a particular state may be subject to various rules and regulations of that state. A number of states require that an issuer's securities be registered in their state or appropriately exempted from registration before the securities are permitted to trade in that state.

     Presently, the Company has no plans to register its securities in any particular state. Further, most likely the Company's shares will be subject to the provisions of Section 15(g) and Rule 15g-9 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), commonly referred to as the "penny stock" rule. Section 15(g) sets forth certain requirements for transactions in penny stocks and Rule 15g-9(d)(1) incorporates the definition of penny stock as used in Rule 3a51-1 of the Exchange Act.

     The Commission generally defines penny stock to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions. Rule 3a51-1 provides that any equity security is considered to be a penny stock unless that security is: registered and traded on a national securities exchange meeting specified criteria set by the Commission; authorized for quotation on The NASDAQ Stock Market; issued by a registered investment company; excluded from the definition on the basis of price (at least $5.00 per share) or the issuer's net tangible assets (at least $2 million); or exempted from the definition by the Commission. If the Company's shares are deemed to be a penny stock, trading in the shares will be subject to additional sales practice requirements of broker-dealers who sell penny stocks to persons other than established customers and accredited investors, generally persons with assets in excess of $1,000,000 or annual income exceeding $200,000, or $300,000 together with their spouse.

     For transactions covered by these rules, broker-dealers must make a special suitability determination for the purchase of such securities and must have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the rules require the delivery, prior to the first transaction, of a risk disclosure document relating to the penny stock market. A broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information for the penny stocks held in the account and information on the limited market in penny stocks. Consequently, these rules may restrict the ability of broker-dealers to trade and/or maintain a market in the Company's Common Stock and may affect the ability of stockholders to sell their shares.

Holders of Common Equity

    As of March 5, 2002, there were approximately 3,237 shareholders of record of the Company's common stock.

Dividend Information

     The Company has not declared or paid cash dividends on its Common Stock or made distributions in the past, and the Company does not anticipate that it will pay cash dividends or make cash distributions in the foreseeable future, other than non cash dividends described below. The Company currently intends to retain and invest future earnings, if any, to finance its operations.

     In connection with the disposition of Modular Buildings, Ltd. subsidiary, the Company declared and distributed as a dividend 28,500,000 Global Diversified Holdings, Inc. restricted common stock to Company shareholders of record as of December 11, 2001.

                  INDEPENDENT PUBLIC ACCOUNTANTS

Selection of Auditors

     The selection of the Company's auditors has not and will not be submitted to the stockholders for their approval in the absence of a requirement to do so. The selection of the independent auditors for 2002 will be made by the Company's Board of Directors at such time as they may deem it appropriate. There are no disagreements on accounting policies or practices between the Company and its auditors.

Audit Fees

     The aggregate fees billed by Stefanou & Company, LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001, and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year were $83,050.

Financial Information Systems Design and Implementation Fees

     There were no services performed by Stefanou & Company, LLP for professional services rendered for information technology services relating to the Company's financial information systems design and implementation for the fiscal year ended December 31, 2001.

All Other Fees

     The aggregate fees billed by Stefanou & Company, LLP for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended December 31, 2001, were $7,600. The Board of Directors has considered whether the provision of the services rendered for financial information systems design and implementation and other nonaudit matters is compatible with maintaining Stefanou & Company, LLP's independence and concluded that its independence was not impaired by performing such work for the Company.


                      STOCKHOLDER PROPOSALS

     No proposals have been submitted by stockholders of the Company for consideration by the stockholders of the Company.


                                    THE MAJESTIC COMPANIES, LTD.



                                    Lyle J. Mortensen, Secretary

Salt Lake City, Utah
_____________, 2002

                         LIST OF EXHIBITS


Exhibit "A"          Amended and Restated Articles of Incorporation of the
                     Company

Exhibit "B"          Financial Statements and Schedules

                           EXHIBIT "A"


                       AMENDED AND RESTATED
                    ARTICLES OF INCORPORATION
                                OF
                   THE MAJESTIC COMPANIES LTD.
         (Name changed herein to Freedom Oil & Gas, Inc.)


      The undersigned officers of The Majestic Companies Ltd., formerly Rhodes, Wolters & Associates, Inc., and SkyTek, Inc., a Nevada corporation (hereinafter referred to as the "Corporation"), desiring to amend and restate in their entirety the articles of incorporation of the Corporation in accordance with the laws of the state of Nevada, do hereby sign, verify, and deliver, in duplicate, to the Secretary of State of the state of Nevada these Restated Articles of Incorporation of the Corporation, which have been adopted by the board of directors and by the shareholders, and which shall supersede the original articles of incorporation and all amendments thereto.

                            ARTICLE I
                               NAME

     The name of the Corporation is Freedom Oil & Gas, Inc.

                            ARTICLE II
                        AUTHORIZED SHARES

     The Corporation shall have the authority to issue 200,000,000 shares, of which 150,000,000 shares shall be common stock, $0.001 par value ("Common Stock"), and 50,000,000 shares shall be preferred stock $0.001 par value ("Preferred Stock"). The Corporation shall have a class of Preferred Stock designated as the Series A Preferred Stock, consisting of 10,000,000 shares, with conversion rights of five (5) shares of Common Stock for each share of Series A Preferred Stock converted. The Series A Preferred Stock shall be cancelled at such time as they are converted into Common Stock. Shares of any class of stock may be issued, without stockholder action, from time to time in one or more series as may from time to time be determined by the Board of Directors. The Board of Directors of the Corporation is hereby expressly granted authority, without stockholder action, and within the limits set forth in the Nevada Revised Statutes, to:

          (a) designate in whole or in part, the voting powers, preferences, limitations, restrictions, and relative rights, of any class of shares before the issuance of any shares of that class;

          (b) create one or more series within a class of shares, fix the number of shares of each such series, and designate, in whole or part, the voting powers, preferences, limitations, restrictions, and relative rights of the series, all before the issuance of any shares of that series; or

          (c) alter or revoke the preferences, limitations, and relative rights granted to or imposed upon any wholly unissued class of shares or any wholly unissued series of any class of shares.

The allocation between the classes, or among the series of each class, of unlimited voting rights and the right to receive the net assets of the Corporation upon dissolution, shall be as designated by the Board of Directors. All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein or in the Corporation's bylaws or in any amendment hereto or thereto shall be vested in the Common Stock. Accordingly, unless and until otherwise designated by the Board of Directors of the Corporation, and subject to any superior rights as so designated, the Common Stock shall have unlimited voting rights and be entitled to receive the net assets of the Corporation upon dissolution.

                           ARTICLE III
                 CUMULATIVE VOTING FOR DIRECTORS

      Cumulative voting shall be the method used to elect the directors of the Corporation. At each election of directors, each holder of common stock shall have as many votes as the number of shares of common stock owned by such shareholder multiplied by the number of directors to be elected by the holders of common stock of the Corporation. These votes may be divided among the total number of directors to be elected by the holder of common stock, or distributed among any lesser number, in such proportion as the holder may desire.

                            ARTICLE IV
                       NON-ASSESSABLE STOCK

     The capital stock of the Corporation, after the amount of the subscription price has been paid in, shall not be subject to assessment; and no stock issued as fully paid up shall ever be assessable or assessed. This
Article V shall not be amended.

                            ARTICLES V
                        BOARD OF DIRECTORS

     The business and affairs of the Corporation shall be managed and controlled by or under the direction of a board of directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by these Articles of Incorporation directed or required to be exercised or done by the stockholders of the Corporation. The number of directors shall be specified in the bylaws of the Corporation and may, from time to time, be increased or decreased in such manner as prescribed in the bylaws. Notwithstanding, whenever the holders of any class or series of Preferred Stock shall have the right, voting as a class or series or otherwise, to elect directors, the then authorized number of directors of the Corporation shall be increased by the number of the additional directors so to be elected, and the holders of such Preferred Stock shall be entitled, as a class or series or otherwise, to elect such additional directors. Any directors so elected shall hold office until their rights to hold such office terminate pursuant to the provisions of such Preferred Stock. The provisions of this paragraph shall apply notwithstanding the maximum number of directors set forth in the bylaws.

                           ARTICLES VI
                            AMENDMENTS

     The Corporation reserves the right to amend, alter, change, or repeal all or any portion of the provisions contained in these articles of incorporation from time to time in accordance with the laws of the state of Nevada, and all rights conferred on stockholders herein are granted subject to this reservation.

                           ARTICLE VII
     LIABILITY OF OFFICERS AND DIRECTORS AND INDEMNIFICATION

         (a) A director or officer of the Corporation shall have no personal liability to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except for damages resulting from (a) acts or omissions which involve intentional misconduct fraud, or a knowing violation of law, or (b) the payment of dividends in violation of the provisions of section 78.300 of the Nevada Revised Statutes, as it may be amended from time to time, or any successor statute thereto.

          (b) The Corporation shall indemnify each director and officer of the Corporation and his or her respective heirs, administrators, and executors against all liabilities and expenses reasonably incurred in connection with any action, suit, or proceeding to which he or she may be made a party by reason of the fact that he or she is or was a director or officer of the Corporation, to the full extent permitted by the laws of the state of Nevada now existing or as such laws may hereafter be amended. The expenses of officers and directors incurred in defending a civil or criminal action, suit, or proceeding shall be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit, or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation.

          (c) The Corporation may, at the discretion of the board of directors, indemnify any person who is or was a party or is threatened to be made party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the Corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such a person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action or suit was brought shall determine on application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.


    ADOPTION OF RESTATED AND AMENDED ARTICLES OF INCORPORATION

     The foregoing Amended and Restated Articles of Incorporation were adopted by the shareholders of the Corporation on September 4, 2002, pursuant to section 78.380 et.seq. of the Nevada Revised Statutes. The Corporation has both common and preferred class of shares issued and outstanding. The number of shares of common stock issued and outstanding and entitled to vote on the above date was 13,330,251. The number of shares of preferred stock issued and outstanding and entitled to vote on the above date was 10,000,000. The number of shares voted in favor of adoption of the Amended and Restated Articles of Incorporation was 12,074,516, which was a majority of such shares; no shares were voted against such adoption.

     We the undersigned, being the president and the secretary of the Corporation hereinabove named, do make and file these Amended and Restated Articles of Incorporation, hereby certifying that the facts herein are true. We do further verify that the we have been duly authorized by the board of directors of the Corporation to make and file these Amended and Restated Articles of Incorporation.

DATED this 6th day of September, 2002.





J. David Gowdy, President            Lyle J. Mortensen, Secretary


STATE OF UTAH           )
                        : ss
COUNTY OF SALT LAKE     )

    On this 6th day of September, 2002, personally appeared before me, the undersigned, a notary public, J. David Gowdy and Lyle J. Mortensen, who being by me first duly sworn, declared that they are the president and secretary, respectively, of the above-named Corporation, acknowledged that they signed the foregoing Amended and Restated Articles of Incorporation, and verified that the statements contained therein are true.

WITNESS MY HAND AND OFFICIAL SEAL.






         (Seal)                     NOTARY PUBLIC

                           EXHIBIT "B"



                FINANCIAL STATEMENTS AND SCHEDULES

                    DECEMBER 31, 2001 AND 2000
                               AND
                      JUNE 30, 2002 AND 2001



                   THE MAJESTIC COMPANIES, LTD.


Index to Financial Statements                                      Page

Report of Independent Certified Public Accountants                     F-2

Consolidated Balance Sheet at December 31, 2001                        F-3

Consolidated Statements of Losses for the years
ended December 31, 2001 and 2000                                       F-4

Consolidated Statements of Deficiency in
Stockholders' Equity for the years ended December 31, 2001 and 2000    F-5

Consolidated Statements of Cash Flows for the
years ended December 31, 2001 and 2000                                 F-6

Notes to Consolidated Financial Statements                             F-7-17

Balance Sheet at June 30, 2002 (Unaudited)                             F-18

Statements of Losses for the three-month and six-month
periods ended June 30, 2001 and 2002 (Unaudited)                       F-19

Statements of Cash Flows for the six-month periods
ended June 30, 2001 and 2002 (Unaudited)                               F-20

Notes to Financial Statements (Unaudited)                              F-21

                     STEFANOU & COMPANY, LLP
                   CERTIFIED PUBLIC ACCOUNTANTS
                        1360 Beverly Road
                            Suite 305
                      McLean, VA 22101-3621
                           703-448-9200
                        703-448-3515 (fax)
                         Philadelphia, PA



        REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Board of Directors
The Majestic Companies, Ltd.
San Diego, California

We have audited the accompanying consolidated balance sheet of The Majestic Companies, Ltd. and subsidiaries as of December 31, 2001 and the related consolidated statements of losses, deficiency in stockholders' equity, and cash flows for the two years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based upon our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Majestic Companies, Ltd. and subsidiaries as of December 31, 2001, and the results of its operations and its cash flows for the two years ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note L, the Company is experiencing difficulty in generating sufficient cash flow to meet it obligations and sustain its operations, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note L. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

 McLean, Virginia                     /s/ Stefanou & Company, LLP
 February 14, 2002                    Stefanou & Company, LLP
                                      Certified Public Accountants

                   THE MAJESTIC COMPANIES, LTD.
                    CONSOLIDATED BALANCE SHEET
                        DECEMBER 31, 2001

                   ASSETS

Current Assets:
Cash and Equivalents                                $           876
Other Receivables (Note B)                                  427,500
Deposits and Other Prepaid Expenses                           7,645
                                                    ----------------
  Total Current Assets                                      436,021

Property and Equipment                                       87,503
Less: Accumulated Depreciation                               34,218
                                                    ----------------
  Net Property and Equipment                                 53,285

Other Assets
  Intangible assets, net of amortization (Note D)            65,928
  Other (Note B)                                            150,000
                                                    ----------------
                                                            215,928
                                                    ----------------

                                                    $       705,234
                                                    ================

   LIABILITIES AND DEFICIENCY IN STOCKHOLDER'S EQUITY

Current Liabilities:
Accounts Payable and Accrued Liabilities            $       466,247
Dividend Payable (Note B)                                   427,500
Current Maturities of Long Term Debt (Note C)               264,451
                                                    ----------------
   Total Current Liabilities                              1,158,198

Long Term Debt, Less current maturities (Note C)            221,837
                                                    ----------------
                                                          1,380,035
Commitments and contingencies (Note J)

Deficiency in Stockholder's Equity:
Convertible Preferred Stock, Par Value,
 $.01 per share 2,000,000 shares authorized;
 none issued at December 31, 2001                                 -
Series A Preferred Stock, Par Value,
 $.001 per share; 10,000,000 shares authorized;
 none issued at December 31, 2001                                 -
Common Stock, Par Value, $ .001 per share:
 400,000,000 shares authorized, 203,044,302
 shares issued at December 31, 2001 (Note F)                203,044
Additional Paid in Capital                               13,019,088
 Accumulated Deficit                                     (13,896,933)
                                                    ----------------
   Total deficiency in stockholders' equity                (674,801)
                                                    ----------------

                                                    $       705,234
                                                    ================

   See accompanying notes to consolidated financial statements

                   THE MAJESTIC COMPANIES, LTD.
                CONSOLIDATED STATEMENTS OF LOSSES
          FOR THE YEARS ENDED DECEMBER 31, 2001 and 2000




                                                     2001          2000
                                                 ------------- -------------
Revenues:
Sales                                            $          -  $          -
Cost of Goods Sold                                          -             -
                                                 ------------- -------------
Gross Profit (loss)                                         -             -

Operating Expenses:
Research and Development                               79,171        36,245
Sales & Marketing                                     287,230        46,796
General and Administrative                          1,132,069     3,929,671
Interest Expense                                      149,301        60,556
Depreciation and Amortization                          21,452        25,510
                                                 ------------- -------------
   Total Operating Costs                            1,669,223     4,098,778

Interest Income                                         1,246         2,203
Other Income (Expenses)                                40,150      (111,937)
Loss on Disposal of Assets                             (6,371)            -
                                                 ------------- -------------

(Loss) from Continuing Operations before Income
Taxes and Discontinued Operations                  (1,634,198)   (4,208,512)

Income (taxes) Benefit                                      -             -
                                                 ------------- -------------
(Loss) from Continuing Operations, before
Discontinued Operations                            (1,634,198)   (4,208,512)

Gain from Disposal of Discontinued
 Operations  (Note B)                               1,866,577             -

Loss from Discontinued Operations (Note B)         (1,051,344)   (1,607,381)
                                                 ------------- -------------

Net Loss                                         $   (818,965) $ (5,815,893)
                                                 ============= =============
Income (loss) per common share (basic and
assuming dilution)                               $      (0.01) $      (0.14)
                                                 ============= =============
Continuing Operations                            $      (0.01) $      (0.10)
                                                 ============= =============
Discontinued Operations                          $       0.01  $      (0.04)
                                                 ============= =============

Weighted average shares outstanding               150,980,440    42,085,442






   See accompanying notes to consolidated financial statements



                          THE MAJESTIC COMPANIES, LTD.
          CONSOLIDATED STATEMENTS OF DEFICIENCY IN STOCKHOLDERS' EQUITY
                     YEARS ENDED DECEMBER 31, 2001 AND 2000




                                                      Additional
                           Common         Stock       Paid In        Stock       Accumulated
                           Shares         Amount      Capital     Subscriptions   Deficit      Total
                         -------------- ----------- ------------- ------------- ------------- ------------
Balance at
December 31 1999            26,834,070   $  26,834  $  5,573,165  $          -   $(6,834,574) $(1,234,575)

Common Stock issued in
exchange for debt            6,235,000       6,235     1,325,345             -            -     1,331,580

Common Stock issued in
exchange for services       19,622,000      19,622     2,809,499             -            -     2,829,121

Common stock issued
through a private
placement                    7,550,000       7,550       288,950             -            -       296,500

Common stock issued
for the conversion
of debentures               15,173,934      15,174       607,512             -            -       622,686

Stock subscription                   -           -             -       (51,000)           -       (51,000)

Net Loss                             -           -             -             -   (5,815,893)   (5,815,893)
                         -------------- ----------- ------------- ------------- ------------ -------------
Balance at
December 31 2000            75,415,004      75,415    10,604,471       (51,000) (12,650,467)   (2,021,581)

Common Stock issued
in exchange for debt         4,450,000       4,450       158,641             -            -       163,091

Common Stock issued in
exchange for services       19,385,625      19,386       390,869             -            -       410,255

Common stock issued
for the conversion
of debentures              102,160,340     102,160     1,827,239             -            -     1,929,399

Common stock issued
for investment               1,633,333       1,633        37,867             -            -        39,500

Common stock
subscription receivable              -           -             -        51,000            -        51,000

Distribution of Global
Diversified Holdings,
Inc. common shares as
dividend (Note B)                    -           -             -             -     (427,500)     (427,500)

Net Loss                             -           -             -             -     (818,965)     (818,965)
                         -------------- ----------- ------------- ------------- ------------ -------------
Balance at
December 31 2001           203,044,302  $  203,044  $ 13,019,088  $          - $(13,896,933) $   (674,801)
                         ============== =========== ============= ============= ============ =============





           See accompanying notes to consolidated financial statement

                                       F-5

                          THE MAJESTIC COMPANIES, LTD.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 2001 and 2000



                                                                              2001          2000
                                                                          -------------- -------------
Cash Flows from Operating Activities
Net Loss for the Period from continuing operations                        $  (1,634,198) $ (4,208,512)
Net Loss for the Period from discontinued operations                         (1,051,344)   (1,607,381)
Adjustments to Reconcile Net (Loss) to (Loss) to
Net Cash Provided by Operating Activities:
Gain on Business Divestiture                                                  1,866,577             -
Common Stock Issued in Connection with Services Rendered                        410,255     2,829,121
Common Stock Issued in Connection with Exchange of Debt                         163,091     1,331,580
Provision for Doubtful Accounts                                                  51,000       143,976
Depreciation and amortization                                                    21,452        88,279
Loss from disposal of assets                                                      6,371             -
(Increase) Decrease in:
Accounts Receivable                                                               1,832        16,350
Prepaid Expenses and Other                                                     (418,510)     (112,166)
Inventory                                                                       732,036      (232,461)
Increase (Decrease) in:
Accounts Payable and Accrued Expenses, net                                     (842,584)      109,777
Customer Deposits                                                              (752,525)      466,350
                                                                          -------------- -------------
Net Cash (used) by Operating Activities                                      (1,446,547)   (1,175,087)

Cash Flows Used in Investing Activities:
Capital Expenditures, Net of Disposals                                          (12,864)            -
                                                                          -------------- -------------
Net Cash Used in Investing Activities                                           (12,864)            -

Cash Flows Used in Financing Activities:
Proceeds from Sale of Common Stock, Net of Costs                                      -       245,500
Proceeds from Loans and Convertible Debentures                                1,506,824     1,095,500
Repayments of Loans, net                                                        (83,225)     (134,195)
                                                                          -------------- -------------
Net Cash, Provided by Financing Activities                                    1,423,599     1,206,805

Net (Decrease) Increase in Cash and Equivalents                                 (35,812)       31,718
Cash and Equivalents at Beginning of Year                                        36,688         4,970
                                                                          -------------- -------------
Cash and Equivalents at End of Year                                       $         876  $     36,688
                                                                          ============== =============


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for interest                                  $      19,841  $    106,441
Common stock issued for services                                                410,255     1,331,580

NONCASH FINANCING ACTIVITIES
Issuance of common stock for investment                                          39,500             -
Issuance of common stock in exchange for debt                                   163,091             -
Common stock subscription receivable                                                  -        51,000
Convertible debentures exchanged for common stock                             1,929,400       622,686
Distribution of Global Diversified Holdings, Inc.
common shares payable to shareholders as dividends                              427,500             -




           See accompanying notes to consolidated financial statements

                                       F-6

                   THE MAJESTIC COMPANIES, LTD.
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    DECEMBER 31, 2001 and 2000

NOTE A - SUMMARY OF ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying consolidated financial statements follows.

Business and Basis of Presentation
----------------------------------

The Majestic Companies, Ltd. (the "Company") is incorporated under the laws of the state of Nevada. The Company is in the business of developing and marketing a proprietary passenger restraint system for the school bus industry. The Company is also engaged in the origination and servicing of new modular building leases. This activity is conducted primarily in the state of California. All of the leases which the Company enters into are accounted for as operating leases.

On December 11, 2001, the Company sold its wholly-owned subsidiary, Majestic Modular Buildings, Ltd. ("Modular") to Global Diversified Holdings, Inc, formerly Global Foods Online, Inc. ("Global") through an Agreement and Plan of Exchange ("Agreement"). The Modular business segment is accounted for as a discontinued operation, and accordingly, amounts in the financial statements, and related notes for all periods shown have been restated to reflect discontinued operations accounting. Summarized results of the discontinued business are further described in Note B.

The consolidated financial statements include the accounts of the Company, and its wholly-owned subsidiaries, Majestic Modular Buildings, Ltd. (see Note B), Majestic Safe-T-Products, Ltd. (formerly Majestic Transportation Products, Ltd.), Majestic Financial, Ltd., and North American Industrial Vehicles, Inc. (an inactive corporation) Significant intercompany transactions have been eliminated in consolidation.

Revenue Recognition
-------------------

The Company follows a policy of recognizing revenue from leasing modular buildings as operating leases, and recognizing sales of proprietary passenger restraint system at the time of shipment.

Advertising
-----------

The Company follows the policy of charging the costs of advertising to expenses incurred. For the years ended December 31, 2001 and 2000, advertising costs were $287,230 and $46,796, respectively.

Property and Equipment
----------------------

For financial statement purposes, property and equipment are depreciated using the straight-line method over their estimated useful lives (five years for furniture, fixtures and equipment and 15 years for building and improvements). The straight-line method of depreciation is also used for tax purposes.

Intangible Assets
-----------------

Intangible assets consist of patents, trademarks, and licensing agreements to build transportation equipment and organization costs, which are amortized using the straight-line method over the estimated useful lives of the assets which range from five to seven years.

Income Taxes
------------

Income taxes are provided based on the liability method for financial reporting purposes in accordance with the provisions of Statements of Financial Standards No. 109, "Accounting for Income Taxes". Under this method deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be removed or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the consolidated statements of operations in the period that includes the enactment date.

Cash Equivalents
----------------

For purposes of the Statements of Cash Flows, the Company considers all highly liquid debt instruments purchased with a maturity date of three months or less to be cash equivalents.

Impairment of Long-Lived Assets
-------------------------------

The Company has adopted Statement of Financial Accounting Standards No. 121 (SFAS 121). The Statement requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. SFAS No.121 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

Use of Estimates
-----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly actual results could differ from those estimates.

Research and Development
------------------------

Company-sponsored research and development costs related to both present and future products are expended in the year incurred. Total expenditures on research and product development for 2001 and 2000 were $79,171 and $36,245, respectively.

Concentrations of Credit Risk
------------------------------

Financial instruments and related items which potentially subject the Company to concentrations of credit risk consist primarily of cash, cash equivalents and trade receivables. The Company places its cash and temporary cash investments with credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit. The Company's customers are concentrated primarily in the state of California and it periodically reviews its trade receivables in determining its allowance for doubtful accounts. The allowance for doubtful accounts was $51,000 at December 31, 2001.

Stock Based Compensation
------------------------

The Company accounts for stock transactions in accordance with APB Opinion 25, "Accounting for Stock Issued to Employees." In accordance with statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation," the Company has adopted the proforma disclosure requirements. Liquidity As shown in the accompanying financial statements, the Company incurred a net loss of $1,634,198 from continuing operations during the year ended December 31, 2001 and $4,208,512, during the year ended December 31, 2000. The Company's current liabilities exceeded its current assets by $722,177 as of December 31, 2001.

Comprehensive Income
----------------------

The Company does not have any items of comprehensive income in any of the periods presented.

Segment Information
-------------------

The Company adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information ("SFAS 131") in the year ended December 31, 1998. SFAS establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decisions on how to allocate resources and assess performance. The information disclosed herein, materially represents all of the financial information related to the Company's principal operating segments.

New Accounting Pronouncements
-----------------------------

In March, 2000, the FASB issued interpretation No. 44 ("FIN 44"), "Accounting for Certain Transactions Involving Stock Compensation an Interpretation of APB Option No. 25". FIN 44 clarifies the application of APB No. 25 for (a) the definition of employee for purposes of applying APB No. 25, (b) the criteria for determining whether a plan qualifies as a noncompensatory plan, (c) the accounting consequences of various modifications to previously fixed stock options or awards, and (d) the accounting for an exchange of stock compensation awards in a business combination. FIN 44 is effective June 2, 2000 but certain conclusions cover specific events that occur after either December 15, 1998 or January 12, 2000. The adoption of FIN 44 did not have an affect on the Company's financial statements but may impact the accounting for grants or awards in future periods.

In July 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 141, Business Combinations (FAS 141), and FAS 142, Goodwill and Other Intangible Assets (FAS 142). FAS 141 addresses the initial recognition and measurement of goodwill and other intangible assets acquired in a business combination. FAS 142 addresses the initial recognition and measurement of intangible assets acquired outside of a business combination, whether acquired individually or with a group of other assets, and the accounting and reporting for goodwill and other intangibles subsequent to their acquisition. These standards require all future business combinations to be accounted for using the purchase method of accounting. Goodwill will no longer be amortized but instead will be subject to impairment tests at least annually. The Company is required to adopt FAS 141 and FAS 142 on a prospective basis as of January 1, 2002; however, certain provisions of these new standards may also apply to any acquisitions concluded subsequent to June 30, 2001. The Company does not believe that the adoption of FAS 141 or 142 will have a material impact on its consolidated financial statements.

In October 2001, the Financial Accounting Standards Board issued FAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" (FAS 144). FAS 144 addresses financial accounting and reporting for the impairment or disposal of long-lived assets. This statement supersedes FAS 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" (FAS 121) and related literature and establishes a single accounting model, based on the framework established in FAS 121, for long-lived assets to be disposed of by sale. The Company is required to adopt FAS 144 no later than January 1, 2002. The Company does not believe that the adoption of FAS 144 will have a material impact on its consolidated financial statements.

Reclassifications
-----------------

Certain reclassifications have been made in prior year's financial statements to conform to classifications used in the current year.

Earnings Per Share
------------------

The Company has adopted Statement of Financial Accounting Standard No. 128, "Earnings Per Share," specifying the computation, presentation and disclosure requirements of earnings per share information. Basic earnings per share has been calculated based upon the weighted average number of common shares outstanding. Stock options and warrants have been excluded as common stock equivalents in the diluted earnings per share because they are either antidilutive, or their effect is not material.

NOTE B - DISCONTINUED OPERATIONS

On December 11, 2001, the Company sold its wholly owned subsidiary, Majestic Modular Buildings, Ltd. ("Modular") to Global Diversified Holdings, Inc, formerly Global Foods Online, Inc. ("Global") through an Agreement and Plan of Exchange ("Agreement"). Majestic Modular develops, manufactures and markets re-locatable modular classrooms, offices, office buildings, telephone equipment bunkers and modular structures.

In connection with the disposition of Modular, Global acquired all Modular assets, assumed all Modular liabilities and agreed to issue the Company a total of 33,500,000 shares of its restricted common stock valued at $577,500. Subsequent to the date of the financial statements, the Company received the 33,500,000 shares from Global and plans to distribute 28,500,000 Global shares to its shareholders as a dividend. The Company set a record date of December 11, 2001 in connection with this distribution. The remaining 5,000,000 shares of Global are held in escrow whereby Global has the option to redeem the shares from the Company in full, or in part, within one year of issuance in exchange for $150,000.

As a result of the sale of the Majestic Modular business segment, the Company accounted for the segment as a discontinued operation, and accordingly, the amounts in the financial statements and related notes for all periods shown have been restated to reflect discontinued operations accounting. The financial statements reflect the operating results and balance sheet items of the discontinued operations separately from continuing operations. Prior years have been restated. Operating results for the discontinued operations for the year ended December 31, 2001 and 2000 were:

                                       2001           2000
                                   -----------    -----------
Revenues                          $    874,961   $ 2,389,095
Expenses                            (1,926,305)   (3,996,476)
                                  -------------  ------------
Net (loss)                        $ (1,051,344)  $(1,607,381)
                                  =============  ============

The following summarizes the gain on the disposition of the Majestic Modular business segment:

Global common stock                $   577,500
Debts assumed                        2,135,410
Net assets disposed of                (846,333)
                                   ------------
Net gain on disposal               $ 1,866,577
                                   ============

NOTE C - LONG-TERM DEBT

Long-term debt at December 31, 2001 consists of the following:

Note payable in monthly installments of $5,000, including
interest at 12% per annum, unsecured; payable to related
party and secured third party collateral (See Note I)           $    131,012

Note payable in monthly installments of interest only at
10% per annum, secured by accounts receivable, inventory
and equipment; the Company is in default under the terms
of the note.                                                          25,000

Note payable in monthly installments of interest only at
10% per annum, secured by accounts receivable, inventory
and equipment; the Company is in default under the terms
of the note.                                                          50,000

Note payable in monthly installments of interest only at
10% per annum, secured by accounts receivable, inventory
and equipment; the Company is in default under the terms
of the note.                                                          50,000

Note payable in monthly installments of interest only at
10% per annum, secured by accounts receivable , inventory
and equipment ; the Company is in default under the terms
of the note.                                                         100,000

Note payable in monthly installments of $1,276, interest
only at 10% per annum, secured by accounts receivable,
inventory and equipment                                                4,327

Note payable to related party at 0% per annum; unsecured
(See Note I)                                                           7,000

Note payable to officer at 12% per annum; unsecured
(See Note I)                                                         118,949
                                                               --------------
Total                                                                486,288
Less: current portion                                                264,451
                                                               --------------
                                                               $     221,837
                                                               ==============

Aggregate maturities of long-term debt as of December 31, 2001 are as follows:

                      Year             Amount

                      2002            264,451
                      2003             55,459
                      2004             55,459
                      2005             55,459
                      2006 and after   55,460
                                     --------
                                      486,288
                                     ========
NOTE D - INTANGIBLE ASSETS

The costs and accumulated amortization of intangible assets at December 31, 2001 are summarized as follows:

 Trademarks                        $  18,175
 Safe-T-Guard License                 50,625
 Patent                                8,753
 Less: accumulated amortization      (11,625)
                                   ----------
 Intangible assets, net            $  65,928
                                   ==========
                               F-11

NOTE E - STOCK OPTIONS

The following table summarizes the changes in options outstanding and the related prices for the shares of the Company's common stock issued to employees of the Company under a non-qualified employee stock option plan.

           Options Outstanding                 Options Exercisable
           -------------------                 -------------------
                           Weighted     Weighted
                           Average      Average                Weighted
 Exercise   Number         Contractual  Exercise  Number       Average
 Price      Outstanding    Life (Years) Price     Exercisable  Exercise Price
----------- -------------- ------------ --------- -----------  ---------------
 $ 0.50         250,000          10        0.50      250,000     0.50
   0.20       1,800,000          10        0.20    1,800,000     0.20
            --------------                        -----------
              2,050,000                            2,050,000
            ==============                        ===========


Transactions involving options issued to employees are summarized as follows:


                                                            Weighted
                                             Number of      Average
                                             Shares         Exercise Price
                                          -------------     ---------------
Outstanding at January 1, 2000                250,000       $   .50
Granted                                     2,700,000           .20
Exercised                                    (800,000)          .20
Cancelled                                           -             -
                                          -------------     ---------------
Outstanding at December 31, 2000            2,150,000       $   .24
                                          =============     ===============
Granted                                             -             -
Exercised                                           -             -
Cancelled                                    (100,000)          .20
                                          -------------     ---------------
Outstanding at December 31, 2001            2,050,000       $   .24
                                          =============     ===============

The weighted-average fair value of stock options granted to employees during the years ended December 31, 2001 and 2000 and the weighted- average significant assumptions used to determine those fair values, using a Black-Scholes option pricing model are as follows:

                                                        2001        2000
                                                       -------     -------
Weighted average grant date fair value per share:      $ 0.03      $ 0.17
Significant assumptions (weighted-average):
Risk-free interest rate at grant date                    3.89%       6.24%
Expected stock price volatility                            21%         13 %
Expected dividend payout                                    -           -
Expected option life-years (a)                             10          10
(a)The expected option life is based on contractual expiration dates.

If the Company recognized compensation cost for the non-qualified employee stock option plan in accordance with SFAS No. 123, the Company's pro forma net loss and net loss per share would have been $(818,965) and $(0.01) in 2001 and $(5,940,813) and $(0.14) in 2000, respectively.

NOTE F - CAPITAL STOCK

The Company is authorized to issue 2,000,000 shares of preferred stock with a par value of $.01 per share. On November 23, 2001 the Company's Board of Directors approved an increase in the Company's authorized common Stock from 200,000,000 to 4000,000,000 with a par value of $.001. The Company also created a Series A Preferred class of stock, $.001 par value, and authorized 10,000,000 shares. The Series A Preferred Stock has conversion rights at a ratio of five common for one Preferred share. As of December 31, 2001, the Company has issued and outstanding 203,044,302 shares of common stock. There are no preferred shares outstanding at December 31, 2001.

In 2000, the Company issued a total of 7,550,000 shares of common stock in exchange for $296,500 net of costs and fees. The Company issued 19,622,000 shares of common stock to consultants and employees for $2,829,121 of services rendered during 2000. The shares issued to the consultants and employees were based upon the value of the services rendered or the market price of the Company's common stock during the period the services were rendered. In addition, the Company issued 6,235,000 shares of common stock in exchange for $ 1,331,580 of previously incurred debt.

In 2000, holders of the Company's 4% Convertible Debentures converted Debentures into 4,637,459 shares of the Company's common stock at an average conversion rate of 19,207 shares per $1,000 principal amount of Debentures (equivalent to a conversion price of approximately $.05). In 2000, holders of the Company's Line of Credit exchangeable into 4% Convertible Debentures converted underlying Debentures into 10,536,475 shares of the Company's common stock at an average conversion rate of 27,654 shares per $1,000 principal amount of debentures (equivalent to a conversion price of approximately $.036 per share).

In 2001, the Company issued 19,385,625 shares of common stock to consultants and employees for $410,255 of services rendered during 2001. The shares issued to the consultants and employees were based upon the value of the services rendered or the market price of the Company's common stock during the period the services were rendered. In addition, the Company issued 4,450,000 shares of common stock in exchange for $163,091 of previously incurred debt and 1,633,333 shares for $39,500 of investment. The Company determined the value of the investment was impaired and recorded a $39,500 charge to operations in 2001.

In 2001, holders of the Company's 4% Convertible Debentures converted Debentures into 21,568,710 shares of the Company's common stock at an average conversion rate of 68,822 shares per $1,000 principal amount of Debentures (equivalent to a conversion price of approximately $.015).

In 2001, holders of the Company's Line of Credit exchangeable into 4% Convertible Debentures converted underlying Debentures into 80,591,630 shares of the Company's common stock at an average conversion rate of 49,871 shares per $1,000 principal amount of debentures (equivalent to a conversion price of approximately $.02 per share).

Share amounts presented in the consolidated balance sheets and consolidated statements of stockholders' equity reflect the actual share amounts outstanding for each period presented.

NOTE G - INCOME TAXES

The Company has adopted Financial Accounting Standard number 109 which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes are insignificant.

For income tax reporting purposes, the Company's aggregate unused net operating losses approximate $13,900,000, which expire through 2021. The future utilization of the operating loss carryforwards or the time period in which the carryforwards could be utilized could be limited if certain historical stockholders of Majestic sell their shares within two years of the purchase of Skytex. The deferred tax asset related to the carryforward is approximately $4,700,000. The Company has provided a valuation reserve against the full amount of the net operating loss benefit, since in the opinion of management based upon the earning history of the Company, it is more likely than not that the benefits will be realized.

Components of deferred tax assets as of December 31, 2001 are as follows:

Non Current:
Net operating loss carryforward               $   4,700,000
Valuation allowance                              (4,700,000)
                                              --------------
Net deferred tax asset                        $         -
                                              ==============
NOTE H - LOSSES PER COMMON SHARE

The following table presents the computation of basic and diluted loss per share:

                                                    2001         2000
                                              -------------  --------------
Net loss available for common shareholders    $   (818,965)  $  (5,815,893)
                                              =============  ==============
Basic and fully diluted loss per share                (.01)           (.14)
Continuing operations                                 (.01)           (.10)
Discontinued operations                                .01            (.04)
Weighted average common shares outstanding     150,980,440      42,085,442
                                              =============  ==============

NOTE I - RELATED PARTY TRANSACTIONS

In 1999, the Company's President and Chief Executive Officer and his spouse advanced funds in the form of unsecured notes to the Company for working capital purposes. As of December 31, 2001 the amount due the Company's President and Chief Executive Officer and his spouse is $249,961 (Note C).

In 1999, a company whose shareholders include officers of the Company, advanced funds in the form of an unsecured note to the Company for working capital purposes. As of December 31, 2001 an amount of $7,000 was due the company. No formal repayment terms or arrangements exist (Note C).

NOTE J - COMMITMENTS AND CONTINGENCIES

Employment and Consulting Agreements
-------------------------------------

The Company has an employment agreement with the Company's President and Chief Executive Officer. In addition to salary and benefit provisions, the agreement includes defined commitments should the employee terminate the employment with or without cause. The Company has consulting agreements with outside contractors, certain of whom are also Company stockholders. The Agreements are generally for a term of 12 months from inception and renewable automatically from year to year unless either the Company or Consultant terminates such agreement by written notice.

Lease Commitments
-----------------

The Company leases office and warehouse space on a year-to-year basis in San Diego, California for its corporate offices. The Company is also guarantor of a leased warehouse and plant facilities utilized by its former subsidiary, Majestic Modular Buildings, Ltd., in Modesto, California. Commitments for minimum rentals under non-cancelable leases at the end of 2001 are as follows:

             2002  $ 181,000
             2003     62,000
                   ---------
                   $ 243,000
                   =========

License and Royalty Agreements
------------------------------

The Company entered into a licensing and royalty agreement in 1998 which allows the Company to use certain patent rights in the passive restraint products the Company is currently developing. The licensing agreement requires royalty payments ranging from 2% to 4% of specified product sales. Subsequent to the date of the financial statements, the patent holder agreed to waive receipt of the minimum royalty payments of $50,000 for the period of February 20, 2001 through February 19, 2002. The patent holder also agreed to waive the minimum royalty payments beyond the date of February 20, 2002, as long as he remains an employee of the Company. For the years ended December 31, 2001 and 2000, royalty payments charged to expense were $30,000 and $50,000, respectively.

Litigation
----------

In July 2000, the Clovis Unified School District filed a complaint against the Company and its formerly owned subsidiary, Majestic Modular Buildings, Ltd. in Stanislaus County Superior Court. The complaint alleges a breach of contract. The Company believes that it has meritorious defenses to the plaintiff's claims and intends to defend itself against the Plaintiff's claims.

In January 2001, the Eastside Union School District filed complaint against the Company and its formerly owned subsidiary, Majestic Modular Buildings, Ltd. in Stanislaus County Superior Court. The complaint alleges a breach of contract. The Company believes that it has meritorious defenses to the plaintiff's claims and intends to defend itself against the Plaintiff's claims.

In May 2001, Amelco Construction filed a complaint against the Company and its formerly owned subsidiary, Majestic Modular Buildings, Ltd. in San Diego County Superior Court . The complaint alleges a breach of contract. The Company believes that it has meritorious defenses to the plaintiff's claims and intends to defend itself against the Plaintiff's claims.

In February 2001, Frontier Pacific Insurance Company filed a complaint against the Company and its formerly owned subsidiary, Majestic Modular Buildings, Ltd. in Santa Ana County Superior Court. The complaint alleges a breach of contract. The Company believes that it has meritorious defenses to the plaintiff's claims and intends to defend itself against the Plaintiff's claims.

In May 2001, NBG Enterprises filed a complaint against the Company and its formerly owned subsidiary, Majestic Modular Buildings, Ltd. in Los Angeles County Superior Court. The complaint alleges a breach of contract. The Company believes that it has meritorious defenses to the plaintiff's claims and intends to defend itself against the Plaintiff's claims.

In August 2001, Transportation Alternatives filed a complaint against the Company in San Diego County Superior Court. The complaint alleges a breach of contract. The Company believes that it has meritorious defenses to the plaintiff's claims and intends to defend itself against the Plaintiff's claims.

In March 2001, Roger Wong filed a complaint against the Company in Los Angeles County Superior Court. The complaint alleges a breach of contract. The Company believes that it has meritorious defenses to the plaintiff's claims and intends to defend itself against the Plaintiff's claims.

In October 2001, West Bay Builders filed a complaint against the Company and its formerly owned subsidiary, Majestic Modular Buildings, Ltd. in Contra Cost County Superior Court. The complaint alleges a breach of contract. The Company believes that it has meritorious defenses to the plaintiff's claims and intends to defend itself against the Plaintiff's claims.

In September 2001, the Company and the Bankruptcy Trustee assigned to the bankruptcy of Cal-American, reached a settlement with regards to royalties due Cal-American under a licensing agreement between the Company's former subsidiary, Majestic Modular Buildings, Ltd., and Cal-American. Under the settlement, the Company agreed to pay the Trustee an amount equal to $200,000. As of December 31, 2001, the balance due the Plaintiff was $175,000 and is included in the accounts payable at December 31, 2001.

In January 2002, Hyster Sales Company received a judgment against the Company in connection with a breach of contract. The amount of the judgment is $26,620 and is included in accounts payable at December 31, 2001.

In January 2002, Roy Meadows received a judgment against the Company in connection with a breach of contract. The amount of the judgment is $ 57,640 and is included in accounts payable at December 31, 2001.

The Company is subject to other legal proceedings and claims which arise in the ordinary course of its business. Although occasional adverse decisions or settlements may occur, the Company believes that the final disposition of such matters should not have a material adverse effect on its financial position, results of operations or liquidity.

NOTE K - SEGMENT INFORMATION

After the transfer of Majestic Modular, the Company's current operations are classified into two reportable segments: Majestic Financial and Majestic Safe-T-Products. The Company's reportable segments are managed separately based on fundamental differences in their operations.

Majestic Financial originates and services modular building leases. Majestic Safe-T-Products is developing and marketing a proprietary passenger restraint system for the school bus industry. While Majestic Safe-T-Products is in the development stage and has not reported sales from its inception, the Company believes its products will be sold to customers throughout North America.

Segment operating income is total segment revenue reduced by operating expenses identifiable with that business segment. Corporate includes general corporate administrative costs. The Company evaluates performance and allocates resources based upon operating income. The accounting policies of the reportable segments are the same as those described in the summary of accounting policies. There are no inter-segment sales.

                                                    2001          2000
                                               -----------    -----------
Revenues Received from External Customers:
Majestic Financial                             $        -     $        -
Majestic Safe-T-Products                                -              -
                                               ------------   -----------
  Total Revenue                                         -              -
                                               ============   ===========
Operating (Losses):
Majestic Financial                                  39,997      (122,082)
Majestic Safe-T-Products                          (313,572)     (243,989)
Corporate General and Administrative Expenses   (1,360,623)   (3,842,440)
                                               ------------   -----------
  Total Segment Operating Losses                (1,634,198)   (4,208,511)
                                               ============   ===========

Segment Assets:
Majestic Financial                                       -
Majestic Safe-T-Products                           107,461
Corporate                                          597,772
                                               ------------
  Total Segment Assets                             705,233
                                               ============
Capital Expenditures:
Majestic Financial                                       -
Majestic Safe-T-Products                             6,200
Corporate                                            6,664
                                               ------------
  Total Capital Expenditures                        12,864
                                               ============

Depreciation and Amortization:
Majestic Financial                                       -         9,181
Majestic Safe-T-Products                            17,402        10,735
Corporate                                            4,050         5,594
                                               ------------   -----------
 Total Depreciation and Amortization           $    21,452    $   25,510
                                               ============   ===========

NOTE L - GOING CONCERN MATTERS

The accompanying statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the financial statements during the years ended December 31, 2001 and 2000, the Company incurred loses from continuing operations of $1,634,198 and $4,208,512 respectively. These factors among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

The Company's existence is dependent upon management's ability to develop profitable operations and resolve it's liquidity problems. Management anticipates the Company will attain profitable status and improve its liquidity through the continued developing, marketing and selling of its products and additional equity investment in the Company. The accompanying financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

In order to improve the Company's liquidity, the Company is actively pursing additional equity financing through discussions with investment bankers and private investors. There can be no assurance the Company will be successful in its effort to secure additional equity financing.

If operations and cash flows continue to improve through these efforts, management believes that the Company can continue to operate. However, no assurance can be given that management's actions will result in profitable operations or the resolution of its liquidity problems.

                   THE MAJESTIC COMPANIES, LTD.
                    BALANCE SHEET (Unaudited)

                          June 30, 2002

ASSETS

Current Assets:
Cash and Equivalents                                        $        635
Deposits and Other Prepaid Expenses                                4,700
                                                            -------------
Total Current Assets                                               5,335

Property and Equipment                                            25,384
Accum/Depreciation                                               (13,984)
                                                            -------------
Net Property and Equipment                                        11,400

Other Assets                                                     150,000
                                                            -------------
                                                                 150,000

                                                            $    166,735
                                                            =============

LIABILITIES AND DEFICIENCY IN STOCKHOLDERS EQUITY

Current Liabilities:
Current Maturities of Long Term Debt                        $    265,311
Accounts Payable and Accrued Liabilities                         325,031
                                                            -------------
Total Current Liabilities                                        590,342

Long Term Debt, Less Current Maturities                          106,316

Deficiency in Stockholders' Equity:
Convertible Preferred Stock, Par Value,
$.001 per share 10,000,000 shares authorized;
none issued at June 30, 2002                                           -

Common Stock, Par Value $.001 per Share:
13,333,333 shares authorized; 10,223,190 shares
issued at June 30, 2002                                           10,223

Additional Paid-In Capital                                    14,022,140
Accumulated Deficit                                          (14,562,287)
                                                            -------------
                                                                (529,924)
                                                            -------------

                                                            $    166,735
                                                            =============






     See Accompanying Notes to Unaudited Financial Statement



                      THE MAJESTIC COMPANIES, LTD.
                    CONSOLIDATED STATEMENT OF INCOME
                               (UNAUDITED)

                                           Three Months Ended          Six Months Ended
                                                June 30                    June 30
                                      --------------------------- ---------------------------
                                         2002           2001          2002          2001
                                      ------------- ------------- ------------- -------------
Net Sales                             $          -  $          -  $          -  $          -

Cost of Goods Sold                               -             -             -             -
                                      ------------- ------------- ------------- -------------
Gross Profit                                     -             -             -             -

Sales and Marketing                          2,985        62,191        13,200        88,046

General and Administrative                 459,951       332,411     1,042,444       726,321

Depreciation & Amortization                  1,106           983         2,211         1,966
                                      ------------- ------------- ------------- -------------
Operating Loss                            (464,042)     (395,585)   (1,057,855)     (816,333)

Other Income                                (1,912)       22,935       158,525        22,943

Interest Expense                             1,173        44,156         4,226        82,952
                                      ------------- ------------- ------------- -------------
(Loss) Before Income Tax and
Discontinued Operations                   (467,127)     (416,805)     (903,556)     (876,342)

Income Tax Expense                               -             -             -             -
                                      ------------- ------------- ------------- -------------
Net (Loss) before Discontinued
Operations                            $   (467,127) $   (416,805) $   (903,556) $   (876,342)

Loss on Disposal of Discontinued
 Operations                                (60,991)            -       (60,991)            -

Loss from Discontinued Operations         (191,572)     (420,000)     (181,676)     (565,079)
                                      ------------- ------------- ------------- -------------
                                          (252,563)     (420,000)     (242,667)     (565,079)
                                      ------------- ------------- ------------- -------------

Net Loss                              $   (719,690) $   (836,805) $ (1,146,223) $ (1,441,421)
                                      ============= ============= ============= =============
Loss Per Common Share (Basic and
assuming dilution)                    $      (0.08) $      (0.18) $      (0.13) $      (0.37)
                                      ============= ============= ============= =============
Continuing Operations                 $      (0.05) $      (0.09) $      (0.10) $      (0.22)
                                      ============= ============= ============= =============
Discontinued Operations               $      (0.03) $      (0.09) $      (0.03) $      (0.14)
                                      ============= ============= ============= =============
Weighted Average Common Shares
Outstanding                              9,394,011     4,583,606     8,534,659     3,909,650






        See Accompanying Notes to Unaudited Financial Statements



                                  F-19



                       THE MAJESTIC COMPANIES, LTD
                  CONSOLIDATED STATEMENT OF CASH FLOWS
                               (UNAUDITED)

                                                            Six Months Ended June 30,
                                                           ----------------------------
                                                               2002          2001
                                                           -------------- -------------
Increase (Decrease) in Cash and Equivalents
Cash Flows from Operating Activities
Net Loss for the period from Continuing Operations         $    (903,556) $   (876,342)
Net Loss for the period from Discontinued Operations            (242,667)     (565,079)

Net Cash (used) by Operating Activities                         (259,457)     (726,447)

Cash Flows Used in Investing Activities:
Capital Expenditures, Net of Disposals

Net Cash Used in Investing Activities                                  -        (2,687)

Cash Flows Used in Financing Activities:

Net Cash, Provided (Used) in Financing Activities                259,216       724,816
                                                           -------------- -------------

Net (Decrease) Increase in Cash and Equivalents                     (241)       (4,318)

Cash and Equivalents at January 1,                                   876        36,688
                                                           -------------- -------------

Cash and Equivalents at June 30,                           $         635  $     32,370
                                                           ============== =============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the period for interest                   $           -  $     10,052
Cash paid during the period for taxes                                  -             -

Common Stock Issued for Services                                 535,174       183,318

NONCASH FINANCING ACTIVITIES
Issuance of Common Stock In Exchange for Debt                     16,049       138,112
Debentures exchanged for Common stock                                  -     1,023,949















        See Accompanying Notes to Unaudited Financial Statements

                                  F-20


                   THE MAJESTIC COMPANIES, LTD.
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           (Unaudited)

NOTE A - SUMMARY OF ACCOUNTING POLICIES

General

The accompanying unaudited consolidated financial statements have been prepared in accordance with the instructions to Form 10-QSB, and therefore, do not include all the information necessary for a fair presentation of financial position, results of operations and cash flows in conformity with generally accepted accounting principles.

In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six month period ended June 30, 2002 are not necessarily indicative of the results that may be expected for the year ended December 31, 2002. The unaudited condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and footnotes thereto included in the Registrant's December 31, 2001 Annual Report on Form 10-KSB.

Basis of Presentation

The financial statements of the Registrant are presented as its own, completely divested of formerly wholly-held subsidiaries.

Discontinued Operations

In December 2001, the Company completed the sale of its manufacturing segment Majestic Modular Buildings, Ltd., to Global Diversified Industries, Inc. Financial statements, and related notes for all periods shown have been restated to reflect discontinuation of this operation within the Annual Report Form 10-KSB for December 31, 2001.

In March 2002, the Company sold 87 1/2 % of its wholly-owned subsidiary, Majestic Financial, Ltd., to an entity controlled by the Company's former Chief Executive Officer for total consideration of $120,490, comprised of $10,000 cash and forgiveness of $110,490 of previously incurred debt.

The Majestic Financial, Ltd., segment is accounted for as a discontinued operation, and accordingly, amounts in the financial statements, and related notes for all periods shown have been restated to reflect discontinued operations accounting.

Subsequent to June 30, 2002, the Company agreed to sell approximately 72% of its wholly-owned subsidiary, Majestic-Safe-T-Products, Ltd., to entities and individuals, including the Company's former Chief Executive Officer and his spouse, in exchange for the assumption of approximately $170,000 of previously incurred debt and services.

The Majestic Safe-T-Products, Ltd., segment is accounted for as a discontinued operation, and accordingly, amounts in the financial statements, and related notes for all periods shown have been restated to reflect discontinued operations accounting.

                            Exhibit

                      CONSENT OF ACCOUNTANTS

       CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



     As independent certified public accountants, we hereby consent to the incorporation by reference in this definitive Information Statement on
Schedule 14c, of our report, which includes an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern, dated February 14, 2002, included in The Majestic Companies, Ltd. Annual Report on Form 10-KSB for the year ended December 31, 2001, and to all references to our firm included in this Information Statement.




                                          /s/ STEFANOU & COMPANY LLP
                                          Stefanou & Company, LLP

McLean, Virginia
September 12, 2002